DB Hedge Strategies Fund LLC

                   Units of Limited Liability Company Interest

DB Hedge Strategies Fund LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Fund's investment objective is to seek attractive risk-adjusted rates of return. The Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds"), that pursue a variety of "absolute return" investment strategies. The Investment Funds in which the Fund invests are subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

This Prospectus applies to the offering of units of limited liability company interest ("Units") of the Fund. The Units are offered in a continuous offering at net asset value, plus any applicable sales charge, as described herein. The Fund has registered 150,000 Units for sale under the registration statement to which this Prospectus relates. No person who is admitted as a member of the Fund ("Member") will have the right to require the Fund to redeem any Units.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the limited liability company operating agreement ("Operating Agreement"). A copy of the Operating Agreement is attached as Appendix B to this Prospectus.

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY "ELIGIBLE INVESTORS" AS DEFINED HEREIN. SEE "ELIGIBLE INVESTORS."

The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of the Fund. Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at an investor's option nor will they be exchangeable for interests or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. See "Principal Risk Factors Relating to the Fund's Structure -- Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units." The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Prospectus provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's statement of additional information ("SAI"), dated August 20, 2004, has been filed with the U.S. Securities and Exchange Commission ("SEC"). You can request a copy of the SAI without charge by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Attn: Correspondence 27th Floor, Chicago, IL 60606-1048; or by calling Scudder Distributors, Inc. at 1-888-262-0695. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 58 of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC's website (http://www.sec.gov).

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

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                                                                     Total(1)
                                                                     --------
Offering Amount(2).........................................       $150,000,000
Sales Load(3)..............................................        $5,250,000
Proceeds to the Fund(4)....................................       $150,000,000

--------------------
              The Fund's distributor is Scudder Distributors, Inc.

                 The date of this Prospectus is August 20, 2004.

         (1) The Fund previously registered $150,000,000 of Units, and no additional Units are being registered in connection with this Prospectus. Consequently, the listed information relates to those Units already registered.

         (2) Scudder Distributors, Inc. acts as the distributor ("Distributor") of the Fund's Units on a best-efforts basis, subject to various conditions. The Fund may also distribute Units through other brokers or dealers. The Fund will sell Units only to investors who certify that they are "Eligible Investors." See "Eligible Investors." The minimum initial investment is $50,000, subject to waiver. Pending investment in the Fund, the proceeds of the continuous offering, will be placed in an interest-bearing escrow account by PFPC Inc. ("PFPC"), the Fund's escrow agent. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See "Purchase of Units--The Offering" and "Use of Proceeds."

         (3) Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. See "Purchase of Units." The Distributor retains the sales charge, and may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 3.5%. The Distributor, DB Investment Managers, Inc. ("DBIM" or the "Adviser"), or their affiliates also may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Units or servicing of investors.

         (4) Assumes sale of all Units currently registered at the net asset value. The Units are offered at the offering price (which is net asset value), plus any applicable sales charge.

The Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of the Fund.


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                                TABLE OF CONTENTS

                                                                          Page

SUMMARY......................................................................4

SUMMARY OF FUND EXPENSES....................................................11

FINANCIAL HIGHLIGHTS........................................................12

USE OF PROCEEDS.............................................................13

INVESTMENT OBJECTIVE AND STRATEGIES.........................................13

THE HEDGE FUND UNIVERSE.....................................................16

PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE.....................21

PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND INVESTMENT STRATEGIES OF
THE INVESTMENT FUNDS........................................................25

MANAGEMENT OF THE FUND......................................................32

FEES AND EXPENSES...........................................................33

PORTFOLIO TRANSACTIONS......................................................35

VOTING......................................................................37

CONFLICTS OF INTEREST.......................................................37

OUTSTANDING SECURITIES......................................................40

CONTROL PERSONS.............................................................40

REPURCHASES OF UNITS........................................................41

TRANSFERS OF UNITS..........................................................43

NET ASSET VALUATION.........................................................44

CAPITAL ACCOUNTS AND ALLOCATIONS............................................46

TAXES.......................................................................47

ERISA CONSIDERATIONS........................................................52

ELIGIBLE INVESTORS..........................................................53

INVESTOR SUITABILITY........................................................53

PURCHASE OF UNITS...........................................................53

GENERAL INFORMATION.........................................................54

ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT...............55

APPENDIX A - INVESTOR CERTIFICATION........................................A-1

APPENDIX B - LIMITED LIABILITY COMPANY OPERATING AGREEMENT.................B-2


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                                     SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund's SAI and the terms and conditions of the Operating Agreement, each of which should be retained by any prospective investor.

The Fund The Fund is a Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified, management investment company.

                    The Fund's Units are registered under the Securities Act of 1933, as amended ("1933 Act"), but are subject to substantial limits on transferability and resale. The Fund is a "fund of funds" that provides a means for investors to participate in investments in the securities of Investment Funds that pursue a variety of "absolute return" investment strategies. The Fund is intended to afford its Members access to a variety of hedge funds, the benefits of reduced risk through diversification, and the benefits of professional portfolio managers. An investment in a single professionally managed fund of funds eliminates the need for investors to monitor or purchase securities in individual hedge funds. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Offering        Initial and subsequent purchases of Units generally are
                    accepted monthly.

Use of Proceeds     The Fund will invest the proceeds of the offering in
                    accordance with the Fund's investment objective and principal strategies as soon as practicable after each month-end closing of the offering. Pending the investment of the proceeds of the offering pursuant to the Fund's investment policies, a portion of the proceeds of the offering that is not invested in the Investment Funds may be invested in short-term, high quality debt securities or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs.
                    See "Use of Proceeds."

Investment          The Fund's investment objective is to seek attractive risk-
Objective and       adjusted  rates of return.  The Fund seeks to achieve its
Strategies          objective by investing  substantially all of its assets in the securities of approximately 15 to 40 Investment Funds that use a variety of "absolute return" investment strategies. "Absolute return" refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. Absolute return strategies can be contrasted with relative return strategies. An absolute return strategy generally seeks to generate a positive return irrespective of market conditions. The performance of a relative return strategy is meant to be compared to the performance of some benchmark, such as an equity, debt, or other market. A relative return strategy may be considered successful as long as it outperforms its benchmark, even if it generates a negative return.

                    The Fund intends generally to limit investments in any one Investment Fund in its portfolio to no more than 10% of the Fund's assets.

                    There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's board of directors ("Board") without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to Members prior to any such change. See "Investment Objective and Strategies."

Risk Factors        The Fund's investment program is speculative and entails
                    substantial risks. In addition, the Fund has a limited operating history. Units in the Fund are not traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. The Fund may offer to repurchase Units, but the Units will not be redeemable at a Member's option nor will they be exchangeable for interests, units, or shares of any other fund, because the Fund is a closed-end investment company. The Fund may repurchase less than the full amount of Units that a Member requests to be repurchased. If the Fund does not repurchase a Member's Units, the Member may not be able to dispose of his or her Units, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Units.

                    The Fund's performance depends upon the performance of the Investment Funds, and the Adviser's ability to select, allocate, and reallocate effectively the Fund's assets among them. The Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Investment Funds. An investment adviser of an Investment Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser, and that involve risks that are not anticipated by the Adviser. Investment Funds may have a limited operating history and investment advisers of the Investment Funds may have limited experience in managing assets.

                    The value of the Fund's net assets will fluctuate primarily based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund's investment in that Investment Fund is increased. Investment Funds may be more likely than other types of funds to engage in the use of leverage, short sales, and derivative transactions. An Investment Fund's use of such transactions is likely to cause the value of the Investment Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity gains and losses, and technological and regulatory change.

                    The Fund computes its net asset value (total assets less total liabilities, including accrued fees and expenses) as of the last "business day" of each month. As used in this Prospectus, a "business day" is any day, other than Saturday, Sunday, or a day on which banking institutions are authorized or obliged by law or regulation to close in New York. When the Fund values its securities, market prices will not be readily available for its investments in Investment Funds. Securities for which market prices are not readily available (i.e., as is expected with respect to most of the Fund's investments in Investment Funds) are valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board. As the Adviser and the Board anticipate that market prices will not be readily available for most Investment Funds in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Investment Funds ordinarily will be the value determined for each Investment Fund in accordance with the Investment Fund's valuation policies. Although the Fund will receive information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Adviser, or investment advisers to the Investment Funds should prove incorrect. Investment advisers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. See "Net Asset Valuation."

                    The interests in the Investment Funds in which the Fund invests or plans to invest will generally be illiquid. The Fund may not be able to dispose of Investment Fund interests that it has purchased.

                    Each Investment Fund will be charged or be subject to an asset-based fee and may be subject to performance-based allocations or fees payable or allocated to the investment adviser of such Investment Fund. By investing in Investment Funds indirectly through the Fund, an investor in the Fund bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Investment Fund level. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus. The performance-based compensation received by an investment adviser of an Investment Fund also may create an incentive for that investment adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight.

                    Investments by the Investment Funds in foreign financial markets, including markets in developing countries, present political, regulatory and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.

                    The investment activities of the Adviser, the investment advisers of the Investment Funds, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. The Fund's operations may give rise to other conflicts of interest. See "Conflicts of Interest."

                    To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote its interests in an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                    There are special tax risks associated with an investment in the Fund. See "Principal Risk Factors Relating to the Fund's Structure--Distributions to Members and Payment of Tax Liability" and "Taxes."

Management          The Board has overall responsibility for the management and supervision of the operations of the Fund. See "Management of the Fund--The Board."

The Adviser         Under the supervision of the Board and pursuant to an
                    investment management agreement ("Investment Management
                    Agreement"), DBIM, an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers
                    Act"), serves as the investment adviser for the Fund.
                    Raymond C. Nolte, a Director of the Adviser, will be primarily responsible for the Fund's day-to-day portfolio management, subject to oversight by the Board.

                    The Adviser is an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services activities, including investment management; mutual funds; retail, private, and commercial banking; investment banking; and insurance. See "Management of the Fund - The Adviser."

The Administrator;  DBIM also serves as the Fund's administrator.  The
the Transfer        Fund compensates DBIM, in its capacity as administrator,
Agent               for providing administrative services. DBIM has retained
                    PFPC to serve as the Fund's sub-administrator. PFPC is compensated for sub-administration services by DBIM. The
                    Fund has retained PFPC to serve as transfer and distribution disbursing agent, and compensates PFPC for providing investor services, including services relating to transfer agency, disbursement of distributions, and account-related functions, among other services.

Fees and Expenses   Investment Management Fee. The Fund pays the Adviser an
                    investment management fee at an annual rate equal to 1.95% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee accrues monthly and is payable at the end of each quarter. The investment management fee is paid to the Adviser out of the Fund's assets and debited against Members' capital accounts. See "Fees and Expenses--Investment Management Fee."

                    Administrative Fee. The Fund also pays the Adviser, in the Adviser's capacity as the Fund's administrator, an administrative fee at an annual rate equal to 0.50% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. See "Fees and Expenses--Administrative Fee."

                    Distribution Expenses. Investments may be subject to a sales charge of up to 3.5% of the subscription amount, subject to waivers for certain types of investors. See "Purchase of Units." Pursuant to the underwriting and distribution services agreement ("Underwriting Agreement"), the Distributor bears all of its expenses of providing its services under that agreement. See "Fees and Expenses--Distribution Expenses."

                    Expense Limitation Agreement. The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses to the extent necessary to ensure that the Fund's annualized expenses will not exceed 2.20% ("Expense Limitation Agreement"). The initial term of the Expense Limitation Agreement ended on September 3, 2003. The Adviser agreed to renew the Expense Limitation Agreement for an additional one-year term ending on September 3, 2004, and has agreed to renew the Expense Limitation Agreement for a third one-year term ending on September 3, 2005. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless (i) the Adviser provides written notice to the Fund of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, (ii) the Fund, without payment of any penalty, provides written notice to the Adviser of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, or (iii) the Investment Management Agreement terminates. See "Fees and Expenses--Expense Limitation Agreement."

Repurchases of      No Member will have the right to require the Fund to
Units               redeem its Units in the Fund.  The Fund from time to time
                    may offer to repurchase Units. These repurchases will be made at such times and on such terms as may be determined by the Board from time to time in its complete and absolute discretion. The Fund may repurchase less than the full amount of Units that a Member requests to be repurchased. In determining whether the Fund should repurchase Units from Members pursuant to repurchase requests, the Board will consider, among other things, the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members on a quarterly basis. A
                    Member who tenders some but not all of the Member's Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained. See "Repurchases of Units."

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Allocation of       The net profits or net losses of the Fund (including,
Profit and          without limitation, net realized gain or loss and the net
Loss                change in unrealized appreciation or depreciation of
                    securities positions) are credited to or debited against the capital accounts of Members at the end of each fiscal period (as defined in "Capital Accounts and Allocations") in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members of the Fund. See "Capital Accounts and Allocations."

Eligible Investors  Each investor is required to certify that the Units purchased are being acquired directly or indirectly for the account of an "Eligible Investor" as defined herein. An "Eligible Investor" includes, among other investors, an individual who: (i) has a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million; (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. In addition, Eligible Investors are required to certify that they are U.S. persons for Federal income tax purposes. Existing Members who purchase additional Units are required to meet the Fund's eligibility criteria at the time of the additional purchase. See "Eligible Investors."

Investor            An investment in the Fund involves a considerable amount
Suitability         of risk. It is possible that you may lose some or all of
                    your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations. See also
                    "Taxes--Investment By Qualified Retirement Plans and Other
                    Tax-Exempt Investors." You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund's investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.


Purchase of Units   The Fund may accept both initial and additional
                    applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds two business days prior to the acceptance date set by the Fund. Pending investment in the Fund, the proceeds of the continuous offering will be placed in an interest-bearing escrow account by PFPC, the Fund's escrow agent. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See "Purchase of Units--The Offering" and "Use of Proceeds." Initial and subsequent purchases are generally accepted monthly. The
                    Fund reserves the right to reject in its complete and absolute discretion any application for Units in the Fund.
                    The Fund also reserves the right to suspend purchases of Units at any time. Generally, the minimum initial investment in the Fund is $50,000. See "Purchase of Units," "Net Asset Valuation," and "Eligible Investors."

Taxes The Fund intends to operate as a partnership for Federal income tax purposes and not as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to federal income tax, and each Member will be required to report on its own annual tax return such Member's share of the Fund's taxable income, gain, or loss. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund's investments in Investment Funds, the Fund's income (or loss) from these investments may constitute unrelated business taxable income ("UBTI").

                    If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. The Fund does not expect to receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the Internal Revenue Service ("IRS") (or state taxing agencies). Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns. Members are encouraged to consult with their tax advisers concerning how such delayed reporting may affect them. See "Taxes."

ERISA Plans and     Investors subject to the Employee Retirement Income
Other               Security Act of 1974, as amended ("ERISA"), and other
Tax-Exempt          tax-exempt entities, including employee benefit plans,
Entities            individual retirement accounts ("IRA"), and 401(k) and
                    Keogh Plans may purchase Units in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the "Internal
                    Revenue Code" or the "Code"). Because the Fund or
                    Investment Funds may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to UBTI. An IRA may be required to file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the IRA to obtain an employer identification number. See "ERISA Considerations."

Term The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Operating Agreement.

Reports to          The Fund will furnish to Members as soon as  practicable
Members             after the end of each taxable year such information as is
                    necessary for them to complete Federal and state income tax or information returns along with any tax information required by law. The Fund does not expect to receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS
                    (or state taxing agencies). Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns. Members are encouraged to consult with their tax advisers concerning how such delayed reporting may affect them. See "Taxes." The Fund anticipates sending
                    Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940
                    Act. See "General Information."

Fiscal Year         For accounting purposes, the Fund's fiscal year is the
                    period ending on March 31. The Fund's taxable year is the period ending December 31.

No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

The Investment Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of the Fund and in compliance with federal and state securities laws. The Units will not be redeemable at an investor's option nor will they be exchangeable for interests of any other fund because the Fund is a closed-end investment company. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

                            SUMMARY OF FUND EXPENSES

The following table is intended to assist Members and potential Members in understanding the various costs and expenses associated with investing in the Fund. Each figure below relates to a percentage of the Fund's average net asset value at month-end over the course of a year. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the members of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Investment Fund level. These indirect items are not reflected in the following chart or the example below. The fees associated with an Investment Fund will generally include an investment management fee ranging from 1% to 3% (annualized) of the average net asset value of the Fund's investment, plus incentive allocations or fees generally ranging from 15% to 25% of net profits earned by the Investment Fund on the Fund's investment.

    Member Transaction Expenses
     Maximum Sales Charge (Load) (as a percentage of
     the offering price)(1).........................................    3.50%
     Maximum Sales Charge on Reinvested Distributions...............    None
     Maximum Early Withdrawal Charge................................    None

    Annual Expenses (as a percentage of net assets attributable to Units).....................................................
     Investment Management Fee(2)...................................    1.95%
     Administrative Fee(2)..........................................    0.50%
     Other Expenses(3)..............................................    1.17%
                                                                        -----
     Total Annual Expenses..........................................    3.62%
      Waivers/Reimbursement(4)......................................   (1.42)%
                                                                       ------
     Net Annual Expenses............................................    2.20%

--------------
     (1) The sales charge is subject to waivers for certain types of investors. See "Purchase of Units."

     (2) See "Management of the Fund" and "Fees and Expenses" for additional information.

     (3) "Other Expenses" are estimated for the current fiscal year based on amounts incurred in the Fund's last fiscal year.

     (4) Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive and/or reimburse the Fund's expenses to the extent necessary to ensure that the Fund's annualized expenses will not exceed 2.20%. The initial term of the Expense Limitation Agreement ended on September 3, 2003. The Adviser agreed to renew the Expense Limitation Agreement for an additional one-year term ending on September 3, 2004, and has agreed to renew the Expense Limitation Agreement for a third one-year term ending on September 3, 2005. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless (i) the Adviser provides written notice to the Fund of the termination of the agreement at least thirty (30) days prior to the end of the then-current term,
            (ii) the Fund, without payment of any penalty, provides written notice to the Adviser of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, or (iii) the Investment Management Agreement terminates.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. See "Fees and Expenses" for a more complete description of the Fund's costs and expenses.

The following example should not be considered a representation of past or future expenses, because actual expenses may be greater or less than those shown.

Example


You would pay the following expenses on a      1 YEAR       3 YEARS(2)      5 YEARS(2)      10 YEARS(2)
$1,000 investment, assuming a 5% annual
return(1)................................        $23           $102           $182              $392


(1) Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.

(2) The expenses listed for the three-, five-, and ten-year periods are based on the Fund's total operating expenses for the Fund's last fiscal year without taking into account the Expense Limitation Agreement. There is no guarantee that the Expense Limitation Agreement will remain in effect during these periods. If the Expense Limitation Agreement remains in effect, however, the actual expenses that will ultimately be borne by the Fund during these periods will be lower than those listed in this Example to the extent the Fund's expenses exceed the expense limitation then in place.

                              FINANCIAL HIGHLIGHTS

The table below sets forth selected financial information that has been derived from the financial statements in the Fund's Annual Report, for the fiscal year ended March 31, 2004. The information in the table below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of the independent registered public accounting firm for the year ended March 31, 2004 is contained in the Fund's Annual Report dated as of March 31, 2004. A free copy of the Annual Report may be obtained by calling 1-888-262-0695.


                                                                                   Period From June 28, 2002
                                                        Year Ended                (commencement of operations)
Per Unit operating performance:                      March 31, 2004:                 Through March 31, 2003
                                                     ---------------                 ----------------------
     Net asset value, beginning of period               $1,039.33                          $1,030.83*
     Income (loss) from investment operations
         Net investment loss**                           (24.16)                            (16.36)
         Net realized gain and unrealized
         appreciation on investment fund
         transactions                                     124.91                             24.86
                                               ----------------------------------------------------------------------
     Total from investment operations                     100.75                              8.50
                                               ----------------------------------------------------------------------

     Total net asset value, end of period               $1,140.08                          $1,039.33
                                               ======================================================================


* On October 1, 2002, the net asset value per Unit was restated to $1,000.00 from $970.09. At that date, for every unit owned, the Member holding was restated as .97009 units. The above "net asset value, beginning of period" is the equivalent price given the revised number of Units.

**Based on average outstanding units during the period.

Ratios and Other Financial Highlights


The following represents the ratios to average net assets and other financial highlights information for the periods indicated below:
                                                                                      Period From June 28, 2002
                                                             Year Ended             (commencement of operations)
Ratios to average net assets:                             March 31, 2004              Through March 31, 2003
                                                          --------------              ----------------------
     Net investment loss (a) (b) (c)                           (2.18%)                         (2.14%)
     Net expenses (a) (b) (c)                                   2.20%                           2.20%
     Total return                                               9.69%                           0.82%
     Portfolio turnover rate                                     24%                             25%
     Members' capital, end of period (thousands)              $57,503                         $26,743
     (a) Annualized.

     (b) The Adviser waived and/or reimbursed $606,150 of fees and expenses for the period ended March 31, 2004. The net investment income ratio would have been 1.42% greater and the total expenses ratio would have been 1.42% greater on an annualized basis had these fees and expenses not been waived/reimbursed by the Adviser. The Adviser waived and/or reimbursed $728,932 of fees and expenses for the period ended March 31, 2003. The net investment loss ratio would have been 3.85% greater and the total expenses ratio would have been 3.85% greater on an annualized basis had these fees and expenses not been waived/reimbursed by the Adviser.

     (c) Expense ratios for the underlying Investment Funds are not included in the expense ratio.

         The above ratios and total returns are calculated for all Members taken as a whole. An individual investor's return may vary from these returns based on the timing of capital contributions.

                                 USE OF PROCEEDS

The proceeds of the offering will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after each month-end closing of the offering. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to such closing. See "Purchase of Units - The Offering."

Pending the investment of the proceeds of the offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

                       INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to seek attractive risk-adjusted rates of return. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's Board without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to Members prior to any such change.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing substantially all of its assets in the securities of approximately 15 to 40 Investment Funds that use a variety of "absolute return" investment strategies. "Absolute return" refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. Absolute return strategies can be contrasted with relative return strategies. An absolute return strategy generally seeks to generate a positive return irrespective of market conditions. The performance of a relative return strategy is meant to be compared to the performance of some benchmark, such as an equity, debt, or other market. A relative return strategy may be considered successful as long as it outperforms its benchmark, even if it generates a negative return.

The Fund intends generally to limit its investments in any one Investment Fund in its portfolio to no more than 10% of the Fund's assets. To the extent permitted by applicable regulations or as expressly provided in this Prospectus or the Fund's SAI, neither the name of the Fund, any aspect of the Fund's investment program, nor the aforementioned portfolio allocation range is a fundamental investment policy of the Fund, and each can be changed by the Fund's Board without Member approval. In the event of such a change, Members would receive notice. The Investment Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

The Adviser will pursue the Fund's investment objective primarily by investing in Investment Funds that the Adviser believes will help the Fund achieve its investment objective. The Adviser's approach in making these selections is described below.

The Fund may seek exemptive relief from the SEC to the extent necessary to permit it to pursue its investment program by investing in Investment Funds through one or more investment vehicles that are affiliated with the Fund or the Adviser. There can be no assurance that such relief will be granted.

Investment Process

The Adviser intends to invest the Fund's assets in accordance with the Fund's investment objective and principal investment strategies. The Adviser anticipates employing certain investment processes, a general description of which follows. Nevertheless, the Adviser has the flexibility to employ other investment processes in its discretion, subject to the oversight of the Board.

The Adviser generally employs a two-step process in structuring the Fund's portfolio. In the first step, the Adviser identifies the Investment Funds in which the Fund might invest; that is, the Adviser identifies the pool of potential investments. In the second step, the Adviser constructs a portfolio from the pool of potential investments, determining in which Investment Funds the Fund will invest and to what extent.

In the first step, the Adviser identifies and selects potential Investment Funds based on specific quantitative, qualitative, and due diligence criteria. In its quantitative consideration of potential investments, the Adviser may undertake a variety of analyses to screen prospective Investment Funds. Quantitative considerations may include an analysis of each Investment Fund's return, risk (as measured by the volatility of a prospective Investment Fund's returns), drawdowns (any period during which a prospective Investment Fund's value is below its previous highest value; that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Investment Fund's return and the return of other Investment Funds or certain markets) on both an individual basis and relative to its associated hedge fund strategy as described below ("Management Strategy"). In addition, the Adviser considers certain historical portfolio information (including performance attribution, which is identifying the specific factors and positions that contributed to a portfolio's performance) for each prospective Investment Fund.

The potential Investment Funds identified through quantitative analysis are then evaluated on the basis of certain qualitative and due diligence criteria. Qualitative considerations include, among other things, organizational profile, growth of assets under management, quality and experience of key investment personnel, quality of administrative systems and support staff, a documentation review, and a consideration of various portfolio oversight mechanisms employed by the Investment Fund.

Prior to an investment by the Fund, the Adviser conducts an on-site due diligence session with the principals and staff of the investment adviser of an Investment Fund. One objective of on-site due diligence is to obtain a better understanding of the investment process being employed by the Investment Fund's investment adviser and to assure that the investment adviser's investment process is consistent with the Management Strategy to which the Fund is seeking to gain exposure. Topics discussed during an on-site due diligence session generally include the investment background and philosophy of the investment adviser's principals, and their rationale behind historical and current portfolio positions. Further due diligence includes a consideration of each Investment Fund's prime broker and other service relationships. The Adviser's due diligence includes a review of the valuation policies and process of each Investment Fund. Among other things, the Adviser reviews audited financial statements of Investment Funds or other relevant information deemed necessary by the Adviser in conducting its due diligence review of the valuation methodologies of Investment Funds. Based on this due diligence review, the Adviser will reasonably believe that the valuation policies of the Investment Funds in which the Fund invests will require that portfolio securities that are publicly traded or traded through the dealer market will be valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, will be valued at their fair value, which may include cost when cost approximates fair value. See "Net Asset Valuation."

In the second step, once a diversified pool of potential Investment Funds is selected, the Adviser then determines an allocation for the Fund's assets across the pool. In creating the Fund's asset allocation, the Adviser analyzes the performance results associated with each potential Investment Fund and its Management Strategy to determine the return, risk, and correlation relationships within and between each Management Strategy and potential Investment Fund over time. The Adviser utilizes quantitative data in constructing a qualitative forecast of developing market, economic, and financial trends. In making this market, economic, and financial analysis, the Adviser will have access to, among other things, a global network of investment strategists, economists, traders, and capital markets professionals, as well as its proprietary quantitative models.

Methods of Investing in Investment Funds

The Fund will typically invest directly in an Investment Fund by purchasing interests in such Investment Fund. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Fund. Such an instance may arise, for example, where the Fund's proposed allocation does not meet an Investment Fund's investment minimums. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund, the Fund may invest in an Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of an Investment Fund. In each case, a counterparty would agree to pay to the Fund a return determined by the return of the Investment Fund, in return for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Fund. A structured note with interest or principal payments indexed to the return of a referenced Investment Fund would substitute a contractual commitment running from the counterparty to the Fund for direct ownership by the Fund of a share of the Investment Fund. Similarly, a swap structure could provide a return equivalent to direct investment in an Investment Fund by establishing a contractual obligation on the part of the counterparty to pay the Fund a return equivalent to the return that would have been obtained by direct investment in the Fund. Indirect investment through an indexed security, a swap or similar contract in an Investment Fund carries with it the credit risk associated with the counterparty.

Evaluation and Monitoring of Investment Funds

The Adviser evaluates regularly each Investment Fund for various purposes, including to determine whether its investment performance is satisfactory. In conducting this review, the Adviser will consider information regarding the Investment Fund and its management, including information that is provided by or obtained from third-party sources. The Fund's assets may be reallocated among Investment Funds, existing investments in Investment Funds may be terminated, and/or additional Investment Funds may be selected by the Adviser in its discretion and in accordance with the Fund's investment objective.

The Adviser regularly monitors the returns of each Investment Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that Management Strategy. If any Investment Fund's returns fall outside certain limits established by the Adviser, a formal review of the Investment Fund may be carried out by the Adviser. As a general matter, an Investment Fund's investment adviser who can provide statistical evidence that its management consistently outperforms its peers within the Investment Fund's Management Strategy will be favored over investment advisers whose records do not provide such evidence.

In managing the Fund, the Adviser may include various proposed attributes of the Fund, including the Fund's investment objective, investment limitations, and other factors, including a proposed number of Investment Funds in which the Adviser would propose to invest the Fund's assets, or the proposed allocation of the Fund's assets among the Management Strategies or in any one Investment Fund, in the portfolio construction models. The Fund may not be able to maintain any certain number of Investment Funds in its portfolio at all times or any specific allocation of its assets in any single Investment Fund. In particular, the proceeds of the offering may not be invested in Investment Funds immediately upon receipt of the proceeds by the Fund. See "Use of Proceeds." Pending the closing of the offering, the proceeds will be placed in an interest-bearing escrow account and will not be invested by the Fund until after such closing.

Percentage Limitations

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board has, in its sole discretion, authorized) or to pay expenses. The percentage limitations contained in the Fund's Prospectus and SAI apply at the time of purchase to direct investments made by the Fund. The Fund's investment limitations are not applied to the portfolio securities held by the Investment Funds in which the Fund may invest.

                             THE HEDGE FUND UNIVERSE

The following is an overview of the strategies that may be used by the Investment Funds in which the Fund may invest. The Adviser currently views the universe of hedge funds as generally encompassing the following primary categories: Relative Value, Event Driven, Long/Short Equity, and Global Macro. Within each of these broad primary categories are a number of underlying Management Strategies. Particular investments made by the Investment Funds and the risks related thereto are further discussed below. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."



                                                            --------------------
                                                           |     Hedge Fund     |
                                                           |      Universe      |
                                                            --------------------
                                                                     |
                                                                     |
              ----------------------------------------------------------------------------------------------------------
              |                                       |                                |                                |
              |                                       |                                |                                |
     ----------------------             --------------------------             ------------------             ------------------
    |     Relative Value   |           |       Event Driven       |           |      Equity      |           |   Global Macro   |
    |       Category       |           |         Category         |           |    Long/Short    |           |     Category     |
     ----------------------             --------------------------            |     Category     |           ------------------
              |            \               /          |                        -----------------                       |
              |             \             /           |                                |                               |
              |              \           /            |                                |                               |
              |            ----------------           |                                |                               |
        --------------    |     Multi/     |    -------------                  -----------------               ----------------
       |  Convertible |   |   Strategy/    |   | Merger Arb./|                |  Opportunistic  |             | Discretionary  |
       |   Arbitrage  |   |   Rational     |   | Multi-Event |                 -----------------               ----------------
        --------------     ----------------     -------------                         |                               |
              |                                       |                               |                               |
              |                                       |                        ----------------                ----------------
        --------------                          --------------                |    Global      |              |   Systematic   |
       | Fixed Income |                        |  Bankrupcy/  |               | International  |               ----------------
       |   Arbitrage  |                        |  Distressed  |                ----------------
        --------------                          --------------                        |
              |                                                                       |
              |                                                                 --------------
        --------------                                                         |    Sector    |
       | Quantitative |                                                        |   Specific   |
       | Market       |                                                         --------------
       | Neutral      |                                                               |
       | Equity       |                                                               |
        --------------                                                          --------------
                                                                               |    Short     |
                                                                               |    Biased    |
                                                                                --------------


Relative Value Category

Relative Value strategies generally seek to produce returns without taking on specific market exposures. Managers employing Relative Value strategies seek to achieve attractive risk-adjusted returns through the use of both long and short positions in fixed income and/or equity instruments, attempting to exploit pricing inefficiencies that occur in the markets from time to time. Relative Value strategies may or may not utilize leverage. The Relative Value category is composed of three Management Strategies: Convertible Arbitrage, Fixed Income Arbitrage, and Quantitative Market Neutral Equity.

Convertible Arbitrage Strategies. Managers utilizing Convertible Arbitrage strategies analyze convertible bonds and warrants across the globe to take advantage of opportunities presented by market and information inefficiencies. Convertible Arbitrage managers seek to monetize such opportunities through the use of both fundamental analysis of the issuing companies and quantitative option and security valuation techniques. Convertible Arbitrage managers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials found in the convertible securities and warrants in which they invest. As a general matter, these managers are "long" the convertible bond and "short" a percentage (known as the delta amount) of the underlying stock. To be "long" a security is to own that security. To be "short" a security is to borrow and sell that security. Long positions profit when the value of the security increases, while short positions profit when the value of the security decreases. While most Convertible Arbitrage managers attempt to capture a perceived mispricing of the option component of a convertible security, Convertible Arbitrage managers may also look for mispricing of the underlying credit of the issuing company. Convertible Arbitrage managers may periodically utilize a significant amount of leverage.

Fixed Income Arbitrage Strategies. Managers utilizing Fixed Income Arbitrage strategies analyze a variety of fixed income securities across several markets. Fixed Income Arbitrage managers may look to capture changes in the shape of a country's yield curve (the spread or difference in yield between different maturities of an issuer, e.g., two-year U.S. Treasury Notes versus ten-year U.S. Treasury Notes) or the relationship spread between the fixed income securities of two different countries (e.g., yield curves on five-year German Bunds versus five-year U.S. Treasury Notes). Trading strategies also may be structured to capture expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury securities (e.g., sell a company's bond and buy a Treasury security), or credit spreads within a specific company's capital structure (e.g., buy a company's senior debt and sell short its subordinated debt or equity). Fixed Income Arbitrage managers may also focus on mortgage and mortgage-related securities. Fixed Income Arbitrage managers tend to utilize significant amounts of leverage and take both long and short positions; and employ options, futures, and other derivative strategies.

Quantitative Market Neutral Equity Strategies. Managers utilizing Quantitative Market Neutral Equity strategies seek to generate capital appreciation and absolute returns through a portfolio of investments that is generally anticipated to be net flat or "market neutral." Quantitative Market Neutral Equity strategies seek to exploit price discrepancies that a Quantitative Market Neutral Equity manager believes exist between individual securities or sectors. These managers primarily establish both long and short positions and tend to utilize leverage. Under most circumstances, Quantitative Market Neutral Equity managers will attempt to maintain a net zero exposure (i.e., gross long positions less gross short positions equal zero); however, gross long and short positions may be significantly large. In most cases, Quantitative Market Neutral Equity managers have high portfolio turnover. The Quantitative Market Neutral Equity strategy relies heavily on models that primarily seek to identify and take advantage of the relative price movements between specific securities. Some Quantitative Market Neutral Equity managers incorporate subjective investment decisions that are based on fundamental analysis when selecting pairs of securities to be held long and short. These opportunities may result from changes in the valuations of specific companies or sectors. For example, if two stocks with similar fundamentals in a given industry have diverged from their historical price relationship, the manager may acquire long positions in the underpriced stock and short the overpriced stock with the intention of unwinding the positions when the historical price relationship returns.

Event Driven Category

Event Driven strategies generally seek to produce returns based on anticipated outcomes of company specific or transaction specific situations. Event Driven managers attempt to capture an underlying change in value based on a particular event, such as a corporate merger, corporate restructuring, or pending bankruptcy. Event Driven managers typically invest either long or short (or both), and tend to have a directional bias. The Event Driven category is composed of two Management Strategies: Merger/Risk Arbitrage and Bankruptcy/Distressed Debt. In addition, certain managers may utilize a multi-strategy approach, which often combines Merger/Risk Arbitrage, Bankruptcy/Distressed Debt, event driven Long/Short Equity, and capital structure arbitrage strategies.

Merger Arbitrage/Multi-Event Strategies. Managers utilizing Merger Arbitrage/Multi-Event strategies seek to profit by realizing price differentials that they perceive exist between the current market price of a security and its expected future value based upon the occurrence of a specific event. Merger Arbitrage/Multi-Event transactions typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs, and similar transactions. The portfolios are generally actively traded and may exhibit a high rate of turnover. Merger Arbitrage/Multi-Event managers may periodically utilize leverage and may enter into swaps and other similar financial contracts in an effort to increase portfolio returns. Merger Arbitrage/Multi-Event managers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Merger Arbitrage/Multi-Event managers may from time to time take positions in the securities of companies not currently involved in announced transactions, but that are believed to be undervalued and likely candidates for future corporate actions. Multi-event managers may also invest in equity restructurings, reorganizations, spin-offs and share-class arbitrage.

Bankruptcy/Distressed Strategies. Managers utilizing Bankruptcy/Distressed strategies generally invest in the securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations). These investment strategies may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies). Investments may be acquired passively in the secondary market, acquired through participation in merger and acquisition activity, or acquired with a view toward actively participating in a re-capitalization or restructuring plan. Bankruptcy/Distressed managers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors' committee. In order to achieve these objectives, the manager may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Bankruptcy/Distressed manager's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. Information about specific investments may be limited, thereby reducing the manager's ability to monitor the performance and to evaluate the advisability of continued investments in specific situations.

Multi-Strategy/Rotational Strategies. Managers utilizing Multi-Strategy/Rotational strategies approach generally engage in a broad range of arbitrage strategies across three primary markets: (i) long and short positions in equity markets; (ii) U.S. and international positions in investment grade and non-investment grade fixed income securities; and (iii) special situations arising from anomalies in the global securities markets. These managers may also seek to take advantage of any number of different event driven opportunities. Events may involve corporate actions, credit events, political events, or other situations that may have an effect on the value of the securities or financial instruments traded by the Multi-Strategy/Rotational manager. Multi-Strategy/Rotationaly managers generally seek to profit by realizing the price differentials that they perceive exist between equivalent or nearly equivalent securities or between the current market price of a security and its expected future value based on the occurrence of a specific event. Investments may involve both U.S. and non-U.S. markets and may utilize significant amounts of leverage. Multi-Strategy/Rotational managers employ both long and short strategies, warrant and option arbitrage and hedging strategies, inter- and intra-market spread trading, futures, options, and currency trading.

Long/Short Equity Category

Long/Short Equity strategies generally seek to produce returns from investments in the global equity markets. These strategies are generally focused on absolute returns and the trades implemented in the strategy generally capitalize on the investment manager's views and outlooks for specific equity markets, regions, sectors, and securities. While these strategies involve both long and short positions in various equity securities, the strategies will generally represent a specific directional view. However, unlike traditional equity funds, the directional view relates less to the absolute direction of the market and more toward the specific positions (longs versus shorts) held within a portfolio. In addition to making shifts in markets, regions, sectors, and securities, managers have the flexibility to shift from a net long to a net short position, but in general will maintain net long exposure. An exception is for those managers that are classified as Short-Biased, which will in general maintain a net short exposure. The Long/Short Equity category is composed of four Management Strategies:
Opportunistic, Global-International, Sector Specific, and Short-Biased.

Opportunistic Strategies. Managers utilizing Opportunistic strategies seek to generate capital appreciation through a portfolio of investments representing a variety of U.S. equity strategies. These managers primarily establish both long and short positions in U.S. equity securities and may utilize leverage. Under most circumstances, such managers will maintain net long market exposures. The degree to which different managers maintain net long positions will vary. The more opportunistic managers within the strategy generally maintain net long positions of 20% to 80%; however, they may be net short from time to time. The more long-biased managers within the strategy generally maintain net long positions of 50% to 150%. In both cases, gross positions may be significantly larger. Managers within this strategy seek to profit by establishing both long and short positions in specific equity situations with an objective of outperforming the U.S. equity markets on a risk-adjusted and absolute basis. These managers utilize the cash and derivatives markets, and may utilize leverage when establishing positions. Their investments may be highly concentrated and may lack liquidity. In most cases, Opportunistic managers will tend to trade positions within their portfolio actively, which will result in high levels of portfolio turnover.

Global-International Strategies. Managers utilizing Global-International strategies seek to generate capital appreciation through a portfolio of investments representing a variety of globally-oriented strategies. These strategies may include positions in the cash, futures, and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global-International managers may assume aggressive investment postures with respect to position concentrations, use of leverage, and various instruments used, and typically have high levels of portfolio turnover.

Sector Specific Strategies. Managers utilizing Sector Specific strategies seek to generate capital appreciation through a portfolio of investments representing a specific market sector or sectors. For example, a manager may focus on technology or bio-tech companies. Managers may define their specific strategy more broadly, for example, healthcare and life sciences or "TMT" (technology, media, and telecommunications). These managers may establish both long and short positions in equity securities and may utilize leverage. Investments may be in both U.S. and non-U.S. companies. Although these managers will tend to maintain net long market exposures, the degree to which different managers maintain net long positions will vary, and managers may also be net short from time to time. These managers utilize the cash and derivatives markets, and may utilize leverage when establishing positions. Their investments may be highly concentrated and may lack liquidity. In most cases, Sector Specific managers will tend to trade positions within their portfolio actively, which will result in high levels of portfolio turnover.

Short-Biased Strategies. Managers utilizing Short-Biased strategies seek to produce absolute returns from portfolios that are generally net short; however, these managers may hold long positions as well. Positions may or may not involve the use of leverage, and investment advisers tend to have a high level of portfolio turnover and may maintain concentrated positions. Short-Biased managers attempt to capitalize from price declines in specific equity securities. Short-Biased managers primarily focus on identifying overvalued securities that have either deteriorating fundamentals or a catalyst that will result in a negative price movement for the stock. These managers seek positive returns regardless of market direction. Short-Biased managers tend to achieve better results in bearish markets.

Global Macro Category

Global Macro strategies generally focus on macro-economic opportunities across numerous markets and instruments. Investments may be either long or short in cash securities, futures contracts, derivative contracts, or options, and may be in equities, fixed income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of two major Management Strategies: Discretionary Strategies and Systematic Strategies.

Discretionary Strategies. Managers utilizing Discretionary Global Macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed income markets, as well as non-financial markets, such as the energy, agricultural, and metals sectors. These managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these managers may hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the managers tend to employ leverage.

Systematic Strategies. Managers utilizing Systematic Global Macro strategies utilize proprietary models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions occasionally can be made, such decisions tend to be the result of a heavier reliance upon models than is the case with discretionary strategies. Managers employing Systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions.

Temporary and Defensive Measures

The Fund may, from time to time, take temporary or defensive positions in cash or cash equivalents to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. However, liquidity of the Fund's investments is limited, so the Fund's ability to invest in such instruments is also limited. Any such temporary or defensive positions also could prevent the Fund from achieving its investment objective. In addition, pending the full investment of the offering proceeds in Investment Funds, the Fund may invest in these instruments. See "Use of Proceeds."

Investment Funds Advised by the Adviser or its Affiliates

The Fund does not presently intend to invest in Investment Funds managed by the Adviser or any of its affiliates. However, it may do so in the future, subject to obtaining such exemptions from provisions of the 1940 Act as may be necessary.

Borrowing

The Fund may borrow money to purchase portfolio securities, to meet repurchase requests, and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including (without limitation) investment management fees. The use of borrowings for investment purposes involves a high degree of risk. The Fund generally intends to borrow money only in limited circumstances when the Adviser believes attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available, or where the Adviser believes it would not be prudent to sell existing portfolio holdings. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial. No Member will have the right to require the Fund to redeem Units. If the Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Members who do not have all of their Units repurchased by the Fund, by increasing the Fund's expenses and reducing any net investment income.

The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that the Fund's total assets equal at least 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness. The Fund also must limit its borrowings and leverage practices to the extent necessary to permit the Fund to repurchase securities pursuant to any offer by the Fund to repurchase Units, at such times and on such terms as may be determined by the Board, in its complete and absolute discretion, without causing the Fund to have an asset coverage of less than 300% or 200%, as applicable. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund's total asset level below what is required by the 1940 Act or the Fund's loan agreements. In certain cases, this may be impossible.

The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Adviser's investment outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Adviser to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

The Board may modify the Fund's borrowing policies, including the percentage limitations, the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Futures and Options Transactions

When the Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Fund may be subject to additional regulations. Futures and related options transactions by the Fund must constitute permissible transactions pursuant to the regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). The Fund intends to conduct its operations in compliance with CFTC Rule 4.5, and any related CFTC intepretations, under the Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures and related options transactions in an amount generally equal to the entire value of the underlying security.

The Fund May Change Its Investment Objective, Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its Members. The Fund's investment objective is not a fundamental policy and it may be changed by the Board without Member approval. Notice will be provided to Members prior to any such change.

             PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE

The following are the principal risk factors that relate to the operations and structure of the Fund. The investments of the Investment Funds in which the Fund invests are also subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

Limited Operating History

The Fund has a limited operating history and may not succeed in meeting its objective.

Closed-end Fund; Limited Liquidity; Units Not Listed; Repurchases of Units

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. The Adviser believes that unique investment opportunities exist in the market for Investment Funds. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund.

The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board, in its complete and absolute discretion, may cause the Fund to offer to make repurchase offers for outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. The amount that the Fund offers to repurchase during any repurchase offer is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund's outstanding Units. Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Valuation Date). Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Fund. See "Investor Suitability" and "Repurchases of Units." Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members.

Non-Diversified Status

The Fund is a "non-diversified" investment company. Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. This may result in the Fund's investment portfolio being more susceptible to a single economic, political, or regulatory occurrence than would be the case if the Fund were operated as a diversified investment company. The Fund generally will not invest more than 10% of its assets (measured at the time of purchase) in the securities of a single Investment Fund.

Special Risks of Fund of Funds Structure, Including Investing in Unregistered Funds

Investment Funds Not Registered. The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Investment Funds. For example, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund. In addition, the investment advisers to, or general partners of, the Investment Funds often will not be registered as investment advisers under the Advisers Act.

Investment Fund Securities Generally Illiquid. The securities of the Investment Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of Investment Fund securities in a timely manner. In addition, Investment Funds may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspensions of withdrawal rights under certain circumstances.

Investment Fund Operations Not Transparent. The Adviser will not be able to control or monitor the activities of the Investment Funds on a continuous basis. An Investment Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Investment Funds may have limited operating history and investment advisers of Investment Funds may have limited experience in managing assets.

Valuation of the Fund's Investments. As the Adviser and the Board anticipate that market prices will not be readily available for most Investment Funds in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Investment Funds ordinarily will be the value determined for each Investment Fund in accordance with the Investment Fund's valuation policies and provided to the Fund. See "Net Asset Valuation." Although the Adviser will review the valuation procedures used by the investment advisers of the Investment Funds, the Adviser and the Board will have little or no means of independently verifying valuations provided by such investment advisers. In calculating its net asset value, although the Fund will review other relevant factors, the Fund will rely significantly on values of Investment Funds that are reported by the Investment Funds themselves. The Fund does not have information about the securities in which the Investment Funds invest or their valuation. An Investment Fund's investment adviser may face a conflict of interest in valuing the Investment Fund's portfolio securities because their values will affect the compensation of the Investment Fund's investment adviser. For more information on the valuation of the Fund's investments, including the valuation of its investments in Investment Funds, and related risks, see "Net Asset Valuation."

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based management fees at the Fund level, in addition to any asset-based management and performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus.

Each Investment Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an investment adviser to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Members, even if the Fund's overall performance is negative. Generally, fees payable to investment advisers of the Investment Funds will range from 1% to 3% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 15% to 25% of an Investment Fund's net profits. The performance-based compensation received by an investment adviser of an Investment Fund also may create an incentive for that investment adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight.

Availability of Information. Some of the Investment Funds may provide very limited information with respect to their operation and performance to the Fund, thereby severely limiting the Adviser's ability to verify initially or on a continuing basis any representations made by the Investment Funds or the investment strategies being employed. This may result in significant losses to the Fund based on investment strategies and positions employed by the Investment Funds or other actions of which the Adviser has limited or no knowledge.

Possibility of Fraud and Other Misconduct. When the Fund allocates assets to an Investment Fund, the Fund does not have custody of the assets or control over their investment by the Investment Fund. An Investment Fund could divert or abscond with the assets, fail to follow agreed-upon investment strategies, provide false reports of operations, or engage in other misconduct.

Duplicative Transaction Costs. Investment decisions of the Investment Funds are made by their investment advisers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

Turnover. The Fund's activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund's investment.

Changes in Investment Funds and Allocations. The Adviser may from time to time select new or replacement Investment Funds and change the percentage of Fund assets allocated to each Investment Fund. These changes will be made in the Adviser's sole discretion, subject to the Investment Funds' liquidity constraints. The Fund's success (and, therefore, the Fund's) will depend to a great extent on the Adviser's ability to identify and allocate assets successfully among Investment Funds.

Inability to Vote or Exercise Control. The Fund may elect to hold non-voting securities in Investment Funds or waive the right to vote in respect of an Investment Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Investment Fund to cause the Fund to control the Investment Fund. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Investment Fund that may be held by the Fund.

Inability to Invest in Investment Funds. In the event that the Fund is able to make investments in Investment Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Investment Funds, in money market securities, or other liquid assets pending investment in Investment Funds. During this time that the Fund's assets are not invested in Investment Funds, that portion of the Fund's assets will not be used to pursue the Fund's investment objective.

Indemnification of Advisers. The Investment Funds may agree to indemnify certain of their investment advisers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions. The investment advisers of the Investment Funds often have broad limitations on liability and indemnification rights.

Indirect Investment in Investment Funds. Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a structured note, swap, or other contract is subject to special risks. The Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds--Special Investment Instruments and Techniques, Including Derivative Instruments." Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment. Also, the Fund's indirect investment in an Investment Fund carries with it the credit risk associated with the counterparty.

Investments in Foreign Markets. It is anticipated that certain of the Investment Funds will be organized outside of the United States. In addition, investments by the Investment Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States. For example, it may be more difficult for the Fund or an Investment Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

Litigation and Enforcement Risk. An Investment Fund's investment adviser might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, or attempt to gain control of a company. Under such circumstances, an Investment Fund's investment adviser conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with hedge fund assets, falsely reporting hedge fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing and it is possible that hedge funds may be charged with involvement in such violations. If that were the case, the performance records of the hedge funds would be misleading. Furthermore, if an Investment Fund has engaged in such violations, the Fund could be exposed to losses.

Borrowing

To the extent that the Fund borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of incurring them, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. If the Fund is forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchase of Units) the Fund's portfolio turnover rate will increase.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including distributions (if any) to Members. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for distributions. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

Distributions to Members and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable federal and state income taxes on their respective share of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund's investments in Investment Funds, the Fund's income (or loss) from these investments may constitute UBTI.

Members should be prepared to request extensions of time to file their personal income tax returns. Members should consult with their tax adviser concerning the impact of such delayed reporting.

                PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND
                  INVESTMENT STRATEGIES OF THE INVESTMENT FUNDS

General

This section discusses the types of investments generally made by the Investment Funds in which the Fund invests and the related risk factors with respect to such investments. It is possible that an Investment Fund will make an investment that is not described below, which would be subject to its own particular risks. Unless expressly stated otherwise herein, an investor's determination to invest in the Fund should not be based on a belief that the Investment Funds will not make a certain type of investment. The impact of a particular risk in an Investment Fund will, in turn, have a corresponding impact on the Fund.

The Fund's investment program entails substantial risks. You should expect the value of the Fund's net assets to fluctuate. Due to the types of investments and investment strategies to be used by the Investment Funds, fluctuations in the net asset value of the Fund may be more volatile than is typical for traditional mutual funds. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, each Investment Fund's use of leverage, short sales, and derivative transactions, and limited diversification can, in certain circumstances, cause the value of an Investment Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

All securities investments are subject to the risk of loss of capital. The value of the Fund's net assets will fluctuate based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund's investment in that Investment Fund is increased.

The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Equity Securities

Investment Funds' portfolios may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. Investment Funds also may invest directly in foreign securities or in depositary receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Investment Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly-traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly-available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

Fixed Income Securities

Investment Funds may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Foreign Securities

Investment Funds may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Foreign securities in which the Investment Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

To the extent that Investment Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries. Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

Foreign Currency Transactions

The Investment Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Investment Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Investment Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Investment Fund has contracted to receive in the exchange. An investment adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Concentration of Investments; Non-Diversified Portfolios

Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Investment Funds also may be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Investment Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

Leverage

Some or all of the Investment Funds may borrow money from brokers and banks for investment purposes. This practice, which is known as engaging in "leverage" or making purchases on "margin," is speculative and involves certain risks.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers, and other financial institutions.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investment in the Investment Fund. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's net assets, the Investment Fund's investment adviser might not be able to liquidate assets quickly enough to pay off the Investment Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, either of which requirements would increase the cost of borrowing over the stated interest rate.

Investment Funds may not be subject to the same or similar asset coverage requirements that the 1940 Act imposes in connection with borrowing. Therefore, Investment Funds may be able to achieve greater levels of indebtedness and, consequently, greater risk due to leveraging or high interest payments, than would be permitted for a registered investment company.

In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of any applicable or self-imposed asset coverage requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. See also "Principal Risk Factors Relating to the Fund's Structure."

Short Sales

Some or all of the Investment Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Investment Funds believe possess volatility characteristics similar to those being hedged. In addition, the Investment Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose an Investment Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to an Investment Fund. The risk of loss on a short sale is theoretically unlimited.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

Money Market and Other Liquid Instruments

Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their investment advisers deem appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings

Investment Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund's investment in

Investment Funds that invest in such shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without having an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques, Including Derivative Instruments

Investment Funds may utilize a variety of special investment instruments and techniques (described below) to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue their investment objectives. These strategies may be executed through transactions in derivative instruments ("Derivatives"). The instruments the Investment Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Some or all of the Investment Funds may invest in, or enter into transactions involving Derivatives. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of Derivatives include, but are not limited to, options contracts, futures contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A description of these and other Derivatives that the Investment Funds may use is provided in the Fund's SAI.

An Investment Fund's use of Derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular Derivative and the Investment Fund's portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund's performance. If an Investment Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

Engaging in these transactions involves risk of loss to the Investment Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Forward Contracts

An Investment Fund may enter into a forward contract, which is a purchase or sale of a specific quantity of a commodity, government security, foreign currency or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.

An Investment Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns) to pursue its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an investment adviser of an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Fund's investment adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. There is no general requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Swap Agreements

Some or all of the Investment Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

When-Issued and Forward Commitment Securities

Some or all of the Investment Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Lending Portfolio Securities

Some or all of the Investment Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Investment Funds may not be subject to the same borrowing limitations that apply to registered investment companies. An Investment Fund might experience loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

Restricted and Illiquid Investments

Investment Funds may acquire securities through private placements, which may have contractual restrictions on their resale, preventing their disposition by the Fund at any time when such sale would be desirable. Investment Funds may also acquire securities for which no liquid market exists.

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Investment Fund might obtain a less favorable price than prevailed when it decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Investment Funds' Investment Strategies

The Fund anticipates that many of the Investment Funds in which the Fund invests will seek, among other things, to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds' performance, risk levels, and/or market correlation. There can be no assurance that any Investment Fund will have success in achieving any goal related to such practices. The Investment Funds may be unable or may choose in their judgment not to achieve such goals. See "Hedge Fund Universe."

Limits on Hedged Strategies

While certain Investment Funds may use "market neutral" or "relative value" hedging or arbitrage strategies, this in no respect should be taken to imply that the Fund's investments with such Investment Funds are without risk. Substantial losses may be recognized on "hedge" or "arbitrage" positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied Volatility in convertible bonds or warrants, the yield spread between similar term government bonds, or the price spread between different classes of stock for the same underlying firm. Further, many "market neutral" Investment Funds employ limited directional strategies that expose such Investment Funds to certain market risks.

Legal, Tax, and Regulatory Risks

Legal, tax, and regulatory changes affecting the Investment Funds could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which an Investment Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Investment Fund, the ability of the Investment Fund to pursue its trading strategies, and consequently the Fund's performance. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the hedge fund industry in general. The SEC has recently proposed rules that would require the registration of substantially all hedge fund sponsors as "investment advisers" under the Advisers Act. In addition, certain legislation proposing greater regulation of the industry is periodically considered by the U.S. Congress, as well as the governing bodies of non-U.S. jurisdictions. It is impossible to predict what, if any, changes in the regulations applicable to the Fund, the Adviser, the markets in which they trade and invest, or the counterparties with which they do business may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of Members.

Limits of Risk Disclosure

The above discussions and the discussions in the Fund's SAI on various risks associated with the Fund, the Units, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the Fund's SAI, and the Operating Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

                             MANAGEMENT OF THE FUND

The Board

The Board of the Fund has overall responsibility to manage and control the business operations of the Fund on behalf of the Members. At least a majority of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act ("Independent Directors"). See "Directors and Officers" in the Fund's SAI for identities of the Directors and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

The Adviser

Under the supervision of the Board and pursuant to the Investment Management Agreement, DBIM, a registered investment adviser with headquarters at 25 DeForest Avenue, Summit, New Jersey 07901, provides investment supervisory and administrative services to the Fund, including serving as investment adviser for the Fund. As the Fund's investment adviser, DBIM makes the Fund's investment decisions. DBIM buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. As necessary, DBIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

DBIM is an indirect wholly owned subsidiary of Deutsche Bank, an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services activities, including investment management; mutual funds; retail, private, and commercial banking; investment banking; and insurance.

DB Absolute Return Strategies is the marketing name for the absolute return strategies activities of Deutsche Bank AG and certain of its subsidiaries, including DBIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Investmentgesellschaft mbH Frankfurt am Main, Deutsche Asset Management (Australia) Limited, and Deutsche Asset Management Limited. DBIM serves as investment adviser to this Fund and other institutional and privately managed accounts. As of March 31, 2004, DB Absolute Return Strategies (including DBIM) had total assets of approximately US $8.9 billion under management. As of March 31, 2004, Deutsche Bank had total assets of approximately U.S. $725 billion under management.

DBIM and its affiliates serve as investment adviser to other registered and/or private investment funds that utilize investment programs similar to that of the Fund, and DBIM and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, DBIM provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund pursuant to the Investment Management Agreement. The Investment Management Agreement may be terminated by the Board, by a majority vote of the Members, or by the Adviser.

Portfolio Manager

The following individual has primary responsibility for managing the Fund.

Portfolio Manager      Since         Recent Professional Experience

Raymond C. Nolte       Inception     Mr. Nolte is a Director of DBIM and the
                      (June 2002)    Global Head of Funds-of-Funds for DB
                                     Absolute Return Strategies, where he
                                     is responsible for the investment
                                     management and development of DBIM's
                                     multi-manager hedge fund products.
                                     Additionally, he manages several
                                     strategy-specific funds-of-funds and
                                     multi-manager separate accounts.  Mr.
                                     Nolte joined Deutsche Bank Trust Company
                                     Americas, formerly Bankers Trust Company, in May of 1983. Mr. Nolte received a BBA from The George Washington University.


                                FEES AND EXPENSES

Investment Management Fee

The Fund pays the Adviser an investment management fee at an annual rate of 1.95% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee accrues monthly and is payable at the end of each quarter. The investment management fee is an expense out of the Fund's assets, and will be reflected in each Member's capital account (including capital accounts of the Adviser and its affiliates, if any). Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units on the date of calculation. See "Capital Accounts and Allocations."

Administrative Fee

DBIM, which serves as the Adviser, also will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, DBIM has agreed to provide the following services, among others: conduct the corporate business and affairs of the Fund; supervise and manage the Fund's operations other than portfolio management and distribution; provide the Fund with executive, administrative, accounting, clerical, and bookkeeping services; provide office space and equipment to the Fund; monitor and review the Fund's contracted services and expenditures; provide services for the maintenance of Member records; provide the Fund with, or obtain for it, appropriate transfer agency services, services related to the payment of distributions, and fund accounting services; prepare reports and regulatory filings; supervise regulatory compliance matters; and provide reports to the Board. In consideration for these services, the Fund will pay DBIM a fee, in DBIM's capacity as administrator, at the annual rate of 0.50% of the Fund's month-end net assets, including assets attributable to DBIM (or its affiliates) and before giving effect to any repurchases by the Fund of Units.

In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board, DBIM has engaged PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, to serve as the Fund's sub-administrator pursuant to a sub-administration agreement between PFPC and DBIM ("Sub-Administration Agreement"). Under the Sub-Administration Agreement, PFPC provides administrative, accounting, and investor services to the Fund. PFPC has agreed to provide the following services, among others: journalize investment, capital, and income and expense activities; maintain individual ledgers for investment securities; reconcile cash and investment balances of the Fund with the Fund's custodian and provide information about available cash balances; calculate contractual expenses; prepare financial statements; monitor expense accruals; calculate capital gains and losses; determine net investment income; assist with portfolio management reports; assist with net asset valuation; and prepare regulatory filings. PFPC is compensated for its services under the Sub-Administration Agreement by DBIM, not the Fund.

PFPC also serves as the Fund's transfer and distribution disbursing agent pursuant to an investor services agreement ("Investor Services Agreement") with the Fund, and has agreed to provide the following services, among others: maintain the register of Members and enter on such register all issues, transfers, and repurchases of Units; calculate repurchase prices; allocate income, expenses, gains, and losses to Members' capital accounts; prepare and mail tax forms; prepare and distribute interim tax reports; mail prospectuses; process payments; and confirm account activity. The Fund compensates PFPC for its services under the Investor Services Agreement.

PFPC is an affiliate of PFPC Trust Company, the Fund's custodian.

DBIM also has retained Investment Company Capital Corporation ("ICCC"), an affiliate of DBIM, to provide board-related sub-administration services pursuant to a services agreement. Under this agreement, ICCC will, among other things: draft board meeting agendas and resolutions; prepare and mail board materials; communicate with the Directors; and attend board meetings and draft board meeting minutes. ICCC is compensated for its services by DBIM, not the Fund.

Other Expenses of the Fund

The Fund pays all of the Fund's expenses other than those that the Adviser or an affiliate of the Adviser assumes. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; independent auditors' fees; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; fees and expenses of the Directors that the Adviser, the Distributor, or their affiliates do not employ; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

PFPC Trust Company (the "Custodian"), whose principal business address is 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund's assets pursuant to a custodian services agreement with the Fund, under which the Custodian, among other things: opens and maintains separate accounts in the Fund's name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in accounts; releases and delivers or exchanges securities owned by the Fund as set forth in the agreement; collects and receives for the account of the Fund all income, property, and similar items; settles purchased securities upon receipt; and furnishes to the Fund periodic and special reports, statements, and other information. The Custodian is an affiliate of PFPC, the Fund's sub-administrator and transfer and distribution disbursing agent.

The Investment Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. The Investment Funds will pay asset-based fees to their investment advisers and generally may pay performance-based fees or allocations to the investment advisers, which effectively reduce the investment returns of the Investment Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear a portion of the expenses and fees of the Investment Funds. Generally, fees payable to investment advisers of the Investment Funds will generally range from 1% to 3% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 15% to 25% of an Investment Fund's net profits or performance.

Distribution Expenses

Pursuant to the Underwriting Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Underwriting Agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund's prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distributor may enter into related selling group agreements with various broker-dealers, including affiliates of the Distributor, that provide distribution services to investors. The Distributor also may provide distribution services. The Distributor may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 3.5%. The Distributor, the Adviser, or their affiliates also may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Units or servicing of investors.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive and/or reimburse the Fund's expenses to the extent necessary to ensure that the Fund's annualized expenses will not exceed 2.20%. The initial term of the Expense Limitation Agreement ended on September 3, 2003. The Adviser agreed to renew the Expense Limitation Agreement for an additional one-year term ending on September 3, 2004, and has agreed to renew the Expense Limitation Agreement for a third one-year term ending on September 3, 2005. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless (i) the Adviser provides written notice to the Fund of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, (ii) the Fund, without payment of any penalty, provides written notice to the Adviser of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, or (iii) the Investment Management Agreement terminates.

                             PORTFOLIO TRANSACTIONS

The Fund

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. In most instances, the Fund will purchase securities directly from an Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser. The Board has adopted procedures in conformity with
Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through affiliates of the Adviser. Transactions for the Fund will not be effected on a principal basis with the Adviser, the Distributor, any of their affiliates, or other affiliates of the Fund (unless, and in the manner, permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the

Fund in connection with the sale of securities to or by the Fund, the Adviser, the Distributor, or their affiliates may receive compensation not exceeding:
(i) the usual and customary broker's commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Funds with the Adviser, the Distributor, or any of their affiliates will not be subject to the limitations imposed by Section 17(e) of the 1940 Act.

The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Funds

The Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund's investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include "trading" as well as "investments," short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund's behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, an Investment Fund will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund, and use "soft dollars" for payment of expenses related to research and other services used by the investment adviser of the Investment Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions. It is anticipated that some Investment Funds may effect principal or agency transactions through affiliates of the Fund, including the Distributor or its affiliates. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund's brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. As the Investment Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund's investment adviser or its affiliates rather than the Investment Fund.

As with the Fund, Investment Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

                                    VOTING

Each Member will have the right to cast a number of votes based on the value of such Member's respective capital account at any meeting of Members called by the (i) Directors or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors and approval of the Investment Management Agreement. Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                             CONFLICTS OF INTEREST

Certain conflicts of interest may arise in relation to the Fund.

Adviser and its Affiliates

Other Ventures of the Adviser. The Adviser and its affiliates may organize or become involved in other business ventures. The Fund will not share in the risks or rewards of such other ventures. However, such other ventures will compete with the Fund for the time and attention of the Adviser and might create additional conflicts of interest. Although the Investment Management Agreement does not require the Adviser to devote its full time or any specified portion of its time to the Fund, the Adviser intends to dedicate a reasonable amount of time to the Fund and its activities.

Advisory Time. Although the officers and employees of the Adviser and the Administrator will devote as much time to the Fund as they believe is necessary to assist the Fund in achieving its investment objectives and to administer the operations of such entities, they will not devote substantially all or any specific portion of their working time to the affairs of the Fund as they must devote a portion of their time to other funds and investments. The officers and key employees of the Adviser and the Administrator may not have or may terminate employment agreements and the loss of the services of one or more of them may have a material adverse effect on the Fund.

Allocation of Investment Opportunities. The Adviser and its affiliates have other investment advisory clients and investment vehicles and have discretion to allocate investment opportunities and dispositions fairly among all clients or vehicles. The Adviser may determine that an investment opportunity in an Investment Fund is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund. Situations may arise in which private investment funds managed by the Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. To the extent that entities affiliated with the Adviser invest in Investment Funds, the ability of the Fund to invest in the same Investment Funds may be adversely affected by any limitation on availability of the investment. In addition, the Adviser may be required to choose between the Fund and other advisory clients in allocating investments in Investment Funds and managed accounts. Decisions with regard to the allocation of investment opportunities between the Fund and other clients of the Adviser will be made in accordance with the allocation procedures of the Fund, which have been approved by the Board.

Preferential Terms. The Adviser, its affiliates, or accounts other than the Fund managed by the Adviser or its affiliates may invest in Investment Funds on terms more favorable than those available to the Fund, and as investors in such Investment Funds may act in ways adverse to the interests of the Fund.

Cross Trades with other Adviser Clients. To the extent permitted under Section 17 of the 1940 Act, the Adviser may cause the Fund to purchase securities from or sell securities and interests in Investment Funds to other clients or vehicles when the Adviser believes such transactions are appropriate and in the best interests of the Fund. In the event the Adviser wishes to reduce the investment of one or more such funds in an Investment Fund and increase the investment of other funds in such Investment Fund, it may effect such transactions by directing the transfer of the interests between funds. Any incremental costs and expenses associated with any such investment will be borne by all such classes of such funds (including the Fund) on a pro rata basis. In addition, the Adviser may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, at the same time by the Adviser, an affiliate, or another advisory client.

Investment Management and Administrative Fees. The Investment Management Fee and Administrative Fee have not been negotiated at arm's-length and may be higher than advisory fees charged by or to others. The Board has determined the level of such Investment Management Fee and Administrative Fee to be appropriate in light of the services provided.

Structured Investments. To the extent permitted by Section 17 of the 1940 Act, the Adviser or an affiliate thereof may serve as counterparty to the Fund for certain Structured Investments and may earn additional revenues in connection with structuring such transactions. Although such transactions will only be undertaken when the Adviser believes they are in the best interest of the Fund and the Board will review and approve such transactions, the additional revenues available from Structured Investments may create an incentive for the Adviser to purchase Structured Investments linked to the return of Investment Funds rather than making direct investments.

Investment Fund Transactions with Affiliates. Affiliates of the Adviser, including Deutsche Bank AG and its brokerage subsidiaries, may invest in and have other relationships with the Investment Funds in which the Fund will invest that may give rise to potential conflicts. Affiliates of the Adviser may, for example, enter into transactions, as principal, with any of the Investment Funds, including derivative transactions, or perform routine broker-dealer transactions. Other relationships may include, but are not limited to, providing seed capital, lending transactions in which the affiliate provides financing, serving as placement agent or prime broker and the provision of general financial advisory services to an Investment Fund. In addition, to the extent permitted by the 1940 Act, certain Deutsche Bank affiliates may provide brokerage or other services from time to time to one or more accounts or entities managed by the investment advisers of Investment Funds or their affiliates. Deutsche Bank affiliates may provide prime brokerage or other brokerage services to the Investment Funds in compliance with applicable law. Accordingly, the Adviser may face a conflict of interest in evaluating investments in and withdrawals from Investment Funds (e.g., a withdrawal from an Investment Fund could adversely impact the business relationships between Deutsche Bank and such Investment Fund). In addition, situations may arise in which an affiliate believes that, to protect its own commercial interests, it may be necessary to take action with respect to an Investment Fund that may be detrimental to such Investment Fund (e.g., terminating a trading facility or foreclosing on collateral), and therefore inadvertently detrimental to the Fund. Deutsche Bank AG may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, including such Investment Funds, and the fees payable from the Fund to the Adviser will not be reduced thereby.

Material Nonpublic Information. Due to the relationships described above, affiliates of the Adviser may have access to material nonpublic information regarding the Investment Funds in which the Fund will invest. Investors should be aware, however, that the Adviser will generally be unable to access such information due to confidentiality, "Ethical Wall," or other legal considerations. As a result, the Adviser may sometimes make investment decisions different than those it would make if it had such access, and such decisions may result in a material loss to the Fund. The Adviser's affiliates are not required to afford the Adviser access to all relevant information they may possess. However, in the event that the Adviser does receive such material nonpublic information, it may be prohibited from effecting transactions in Investment Funds that it would desire to effect and thus incur losses. Further, by reason of the advisory, due diligence, committee participation, and other activities of the Adviser and its affiliates, the Adviser or related persons may acquire confidential or material nonpublic information or be restricted from initiating transactions in certain securities. The Adviser and related persons will not be free to divulge, or to act upon, any such confidential or material nonpublic information and, due to these restrictions, the Adviser may not initiate a transaction for the Fund's account that the Adviser otherwise might have initiated, and the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out.

Underwriting. An Investment Fund may purchase investments that are issued, or the subject of an underwriting or other distribution, by Deutsche Bank AG or an affiliate. An Investment Fund may invest, directly or indirectly, in the securities of companies affiliated with Deutsche Bank AG or in which Deutsche Bank AG has an equity or participation interest. The purchase, holding, and sale of such investments by an Investment Fund may enhance the profitability of Deutsche Bank AG's own investments in such companies.

Proprietary Trading. Deutsche Bank AG and its affiliates are major participants in the equity, fixed income, global currency, commodity, derivative, and other markets. As such, Deutsche Bank AG and its affiliates, including the Adviser, are actively engaged in transactions in the same securities and other instruments in which the Investment Funds may invest. Deutsche Bank AG and its affiliates are not under any obligation to share any investment opportunity, idea, or strategy with the Fund or an Investment Fund. As a result, Deutsche Bank AG and its affiliates may compete with the Fund and the Investment Funds for appropriate investment opportunities. Deutsche Bank AG and its affiliates may also have material nonpublic information about an issuer in whose securities the Fund has invested and generally will not share such information with the Fund or the Investment Funds.

The Adviser and its principals, affiliates, and employees may trade in the securities and derivatives markets for their own accounts and the accounts of their clients, and in doing so may take positions opposite to, or ahead of, those held by the Fund or may be competing with the Fund for positions in the marketplace. Such trading may result in competition for investment opportunities or create other conflicts of interest on behalf of one or more such persons in respect of their obligations to the Fund. Records of this trading will not be available for inspection by Members.

The proprietary activities or portfolio strategies of Deutsche Bank affiliates or the activities or strategies used for accounts managed by Deutsche Bank and its affiliates for other customer accounts could conflict with the transactions and strategies employed by the Fund or an Investment Fund and affect the prices and availability of the securities and instruments in which the Fund or an Investment Fund invests. Issuers of securities held by the Investment Funds may have publicly or privately traded securities in which Deutsche Bank affiliates are investors or make a market. The trading activities of Deutsche Bank affiliates generally are carried out without reference to positions held directly or indirectly by the Investment Funds and may have an effect on the value of the positions so held or may result in Deutsche Bank affiliates having an interest in the issuer adverse to that of the Investment Fund.

In particular, various affiliates of the Adviser may be significant investors in Investment Funds for their proprietary accounts and to hedge derivative transactions linked to such Investment Funds. Such affiliates' investments in and withdrawals from Investment Funds will be made in their best interests and without regard to the Fund's interests. The Adviser may share information regarding Investment Funds with such affiliates and may receive referrals regarding Investment Funds from such affiliates.

Investment Advisers to the Investment Funds

Other Clients Advised by Investment Advisers. Conflicts of interest may arise from the fact that the investment advisers of the Investment Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The investment advisers of the Investment Funds may have financial incentives to favor certain of such accounts over the Investment Funds. Any of their proprietary accounts and other customer accounts may compete with the Investment Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Investment Fund. The investment advisers of the Investment Funds may give advice and recommend securities to, or buy or sell securities for, an Investment Fund in which the Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Allocation of Investment Opportunities. Each investment adviser of an Investment Fund will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Investment Fund and accounts under management at a particular time, including, but not limited to, the following:
(i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of an Investment Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund may differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of an Investment Fund and its investment adviser's other accounts will vary.

Aggregation of Orders. When an investment adviser of an Investment Fund determines that it would be appropriate for an Investment Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the investment adviser of the Investment Fund believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Investment Fund participate, or participate to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by an investment adviser of an Investment Fund for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for an Investment Fund or the other accounts, thereby limiting the size of the Investment Fund's position; (ii) the difficulty of liquidating an investment for an Investment Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

"Soft Dollar" Payments. The brokers utilized by the Investment Funds will be selected by the managers of the Investment Funds. Any manager of a Investment Fund may engage in "soft dollar" practices whether or not such practices fall within the soft dollar safe harbor established by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Thus, an Investment Fund manager may receive "brokerage and related services" covered by such safe harbor as well as office space, overhead expense reimbursement, and similar benefits not covered by such safe harbor. In doing so, the Investment Fund managers may pay higher commissions than those charged by brokers that do not provide such services or benefits.

Proprietary Trading. Each investment adviser of an Investment Fund and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the investment adviser of the Investment Fund that are the same, different, or made at a different time than positions taken for the Investment Fund.

Performance-Based Compensation. The investment advisers of the Investment Funds may receive incentive fees or allocations in the event that the relevant Investment Fund generates net profits. The fact that such incentive fees or allocations are payable or made only out of net profits may create an incentive for the investment adviser of an Investment Fund to make investments that are riskier or more speculative than would be the case if such investment adviser were compensated solely based on a flat percentage of capital. In addition, the investment adviser of an Investment Fund may receive increased compensation because the incentive fee or allocation may be calculated on a basis that includes unrealized appreciation as well as realized gains.


                             OUTSTANDING SECURITIES

                                                                                           Amount Outstanding as of
                                                                                          July 31, 2004 Exclusive of
                                                                                          Amount Shown Under "Amount
                                                                  Amount Held by              Held by Registrant
     Title of Class              Amount Authorized          Registrant for its Account         for its Account"
     --------------              -----------------          --------------------------         ----------------
          Units                      Unlimited                         N/A                         60,159.39


                                CONTROL PERSONS

As of July 31, 2004, 40.31% of the Units outstanding as of that date were owned by Deutsche Asset Management, Inc. ("DeAM, Inc."). Accordingly, as of that date, DeAM, Inc. may be deemed to "control" the Fund as that term is defined in the 1940 Act, because Units held by DeAM, Inc. constituted more than 25% of the outstanding Units. DeAM, Inc. is an affiliate of the Adviser.

                             REPURCHASES OF UNITS

No Right of Redemption

No Member will have the right to require the Fund to redeem its Units. No public market exists for the Units, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases of Units

The Board of the Fund, from time to time and in its complete and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including affiliates of the Adviser, pursuant to written requests by Members on such terms and conditions as it may determine. In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Adviser. The repurchase amount is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund's outstanding Units. At the September 2004 Board meeting, the Adviser will present its recommendation to the Board regarding whether the Fund should conduct a repurchase offer as of December 31, 2004. Thereafter, it is expected that the Adviser will recommend that the Fund conduct a repurchase offer four times each year, as of the last "business day" of March, June, September, and December. As used in this Prospectus, a "business day" is any day, other than Saturday, Sunday, or a day on which banking institutions are authorized or obliged by law or regulation to close in New York. The Board of the Fund also will consider the following factors, among others, in making such determination:

     o    whether any Members have requested that the Fund repurchase Units;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Units;

     o    the economic condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Units.

The Operating Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

The Board will determine that the Fund will offer to repurchase Units pursuant to written requests only on terms that the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund (the "Repurchase Request Deadline"), and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its absolute discretion. The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

Payment by the Fund upon repurchase of Units will be made in part or in whole in cash or securities of equivalent value. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Members. The amount due to any Member whose Units are repurchased will be equal to the value of the Member's capital account or portion thereof based on the Fund's net asset value as of the effective date of repurchase (the "Repurchase Valuation Date"), after giving effect to all allocations, including, but not limited to, withholding tax, to be made to the Member's capital account as of such date. The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline. Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. Payment by the Fund for Units accepted by the Fund for repurchase shall be made within 30 days of the Repurchase Valuation Date.

Under these procedures, Members will have to decide whether to request that the Fund repurchase their Units, without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund. As noted above, Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. This period of time is intended, in part, to assist the Fund in paying the amount due to Members on the Payment Date. The Fund's schedule with respect to repurchases of Units is based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Investment Funds and to minimize the need for the Fund to maintain cash or borrow money to meet repurchase requests. Payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its Units in Investment Funds to make such payments, but has experienced unusual delays in receiving payments from the Investment Funds.

The Fund may suspend or postpone a repurchase offer in limited circumstances, and only by a vote of a majority of the Board, including a majority of the Independent Directors. These circumstances may include the following:

     o for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

     o for any other periods that the SEC permits by order for the protection of Members; or

     o other unusual circumstances as the Board deems advisable to the Fund and its Members.

If Members request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Members request that the Fund repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the number of Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to meet repurchase requests, which would increase the Fund's operating expenses and would adversely impact the ability of the Fund to achieve its investment objective.

The repurchase of Units is subject to regulatory requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund's compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

The Fund does not presently intend to impose any charges on the repurchase of Units, although it may allocate to Members whose Units are repurchased withdrawal or similar charges imposed by Investment Funds if the Adviser determines to withdraw from one or more Investment Funds as a result of Member repurchase requests and such charges are imposed on the Fund.

A Member who tenders some but not all of the Member's Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

In accordance with the terms and conditions of the Fund's Operating Agreement, the Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Adviser determines or has reason to believe that, among other things:

     o one or more Units have been transferred, or the Units have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member;

     o ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

     o any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

     o it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

Members whose Units are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of the Units.

                              TRANSFERS OF UNITS

No person shall become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion. Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion). The Board generally will not consider consenting to a transfer unless the transfer is
(i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Eligible Investors." The Board may not consent to a transfer of a Unit by a Member unless such transfer is to a single transferee or after the transfer of the Unit, the balance of the capital account of each of the transferee and transferor is not less than $50,000. The Board has delegated authority to the Adviser to approve a tender of Fund Units for purposes of facilitating the transfer of such Units, in accordance with these limitations, for financial planning purposes or in situations that involve no change of beneficial ownership. All such transfers shall be reported to the Board on a quarterly basis. Each transferring Member and transferee agree to pay all expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. If a Member transfers a Unit with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Member.

By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, or each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

                              NET ASSET VALUATION

The Fund will compute its net asset value as of the last business day of each month within 10 business days of the last day of the month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit of the Fund will equal the net asset value of the Fund divided by the number of outstanding Units. The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the investment advisers to the Investment Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such investment advisers (which are unaudited).

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Investment Fund does not represent the fair value of the Fund's interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the investment advisers of the Investment Funds, upon which the Fund calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the investment advisers or revisions to net asset value of an Investment Fund adversely affect the Fund's net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Members may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the NASDAQ stock market will be valued at the NASDAQ Official Closing Price. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share. Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Fund's valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser's Investment Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value if the judgments of the Board, the Adviser, or investment advisers to the Investment Funds should prove incorrect. Also, investment advisers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

                       CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund will maintain a separate capital account for each Member (including the Adviser or its affiliates in respect of any capital contribution to the Fund by the Adviser or an affiliate, as a Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year; (ii) the day preceding any day on which a contribution to the capital of the Fund is made; (iii) any day on which the Fund repurchases any Units of any Member;
(iv) any day in which there is any distribution to a Member; (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages; or (vi) any other date as established by the Board. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date, after giving effect to additional contributions as of that date.

The Fund, in its complete and absolute discretion, may authorize the division or combination of the Units into a greater or lesser number without thereby materially changing the value of a Member's capital account.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for such fiscal period. Net profits or net losses will be measured as the change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchase by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years.

Withholding taxes or other tax obligations incurred by the Member that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.

                                      TAXES

The following is a summary of certain aspects of the United States federal income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") or any other federal, state, or local agency with respect to any of the tax issues affecting the Fund, nor will it obtain an opinion of counsel with respect to any tax issues, except as described below.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Internal Revenue Code, judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO UNDERSTAND FULLY THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult with its own counsel regarding the acquisition of Units. See "Investment by Qualified Retirement Plans and Other Tax-Exempt Investors" below and also "ERISA Considerations."

Classification of the Fund

The Fund has received an opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain assumptions and representations of the Fund, that the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation, assuming the Fund is not a "publicly traded partnership" as defined below.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. The Fund previously received an opinion of its former tax counsel that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations, and certain representations of the Fund, that the Units in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund. In addition, distributions of such income, other than in certain repurchases of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN AN INVESTMENT FUND.

Taxation of Members

As an entity taxed as a partnership, the Fund is not itself subject to federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of operations. Each Member will be required to report separately on its income tax return its share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss, and all other items of ordinary income or loss. Each Member will be taxed on its share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Because most of the Investment Funds will also be treated as partnerships for Federal income tax purposes, the Fund, and therefore Members, will recognize taxable income to the extent of the Fund's share of the taxable income of the Investment Funds. The Fund generally will have no power to control the timing of cash distributions by the Investment Funds. In addition, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of the Board. Accordingly, it is likely that a Member's share of taxable income from the Fund (as well as the taxes imposed on that income) could exceed the distributions, if any, he or she receives from the Fund. As a result, Members will be required each year to pay any applicable federal and state taxes on their respective share of the Fund's taxable income or gains (if the Fund has any such income or gains), and any such taxes would have to paid by the Member from other sources. As discussed below, Members will be furnished with a tax information report annually stating each Member's respective share of the Fund's tax items.

Allocation of Profits and Losses

Under the Operating Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains.

The Operating Agreement provides that items of income, deduction, gain, loss, or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Section 704 of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

Under the Operating Agreement, the Fund has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Fund makes such a special allocation, the IRS will accept such allocation. If such allocation is successfully challenged by the IRS, the Fund's gains allocable to the remaining Members would be increased.

Distributions and Adjusted Basis

The receipt of a cash distribution from the Fund by a Member generally will not result in the recognition of gain or loss for Federal income tax purposes. However, as noted above, a Member will be taxed on its share of the Fund's taxable income. Cash distributions in excess of a Member's adjusted tax basis for its interest (including any distributions in connection with a repurchase of Units) will generally result in the recognition by such investor of gain in the amount of such excess.

A Member's tax basis for its interest in the Fund will include the amount of money the Member contributed to the Fund. A Member's tax basis will be increased by the Member's respective share of the Fund's taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member's respective share of any taxable losses.

Limitations on Losses and Deductions

It is anticipated that a portion of the Fund's expenses, including the investment management fee, will be investment expenses rather than trade or business expenses, with the result that any individual who is a Member will be entitled to deduct his or her share of certain of such expenses only to the extent that such share, together with such Member's other itemized deductions, exceeds 2% of such Member's adjusted gross income.

In addition, a Member's ability to deduct its share of the Fund's losses and expenses may be limited under one or more other provisions of the Code. There can be no assurance that the Fund's losses, if any, will produce a tax benefit in the year incurred or that such losses will be available to offset a Member's share of income in subsequent years. Each prospective Member should consult with its own tax adviser to determine the extent to which the deduction of its share of the Fund's losses and expenses may be limited.

Potential Foreign Investments

The Fund or the Investment Funds may make investments that may involve additional foreign tax issues. The tax consequences to Members depend in large part on the activities and investments of the Investment Funds in which the Fund invests, and such Investment Funds will not be controlled by the Fund. Special rules apply to U.S. Persons, such as the Fund, that invest in foreign corporations such as "passive foreign investment companies," "controlled foreign corporations," or "foreign personal holding companies." These rules can result in adverse tax consequences to the Fund to the extent that the Fund invests in any such entities directly, or indirectly through Investment Funds.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and uses the calendar year as its tax year for income tax purposes. Income or loss of an Investment Fund that is taxed as a partnership using the calendar year or a fiscal year other than the Fund's fiscal year will be treated as if distributed to the Fund on the last day of the Investment Fund's fiscal year. The Fund does not expect to receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns.

The investment advisers of the Investment Funds will not prepare income tax information returns of the Investment Funds in which the Fund invests, which will be prepared by management and/or independent accountants for each such Investment Fund. An audit of the Fund's or an Investment Fund's information return may affect the tax consequences of an investment in the Fund by a Member and may cause audits of the returns of the Member. The activities of Investment Funds in which the Fund invests may give rise to additional tax issues, which in turn can affect the tax results of Members in the Fund.

State and Local Taxes

In addition to the federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's activities, including investments in entities that conduct business in those jurisdictions. Members of the Fund are generally taxable in their state of residence on their share of the Fund's income. Members of the Fund may be subject to tax in other jurisdictions depending on the Fund's activities and/or activities of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Members of the Fund may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Investment by Qualified Retirement Plans and Other Tax-Exempt Investors

Qualified pension and profit-sharing plans (including Keogh or HR-l0 Plans), IRAs, educational institutions, and other investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have UBTI. UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain, so long as not derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. Any UBTI of Investment Funds therefore will be reported to the Fund and, in turn, its Members. In addition, income derived from debt-financed property; that is, property as to which there is "acquisition indebtedness" is UBTI. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of such debt to the average basis of the property during the applicable tax year.

To the extent that the Fund incurs debt to purchase any interests in Investment Funds, or other assets, a portion of the Fund's income will be UBTI. In addition, income from an Investment Fund in which the Fund invests will constitute UBTI to the extent that the Investment Fund acquired its assets with "acquisition indebtedness." Any UBTI realized by an Investment Fund that is taxed as a partnership must be taken into account by the Fund and its Members and the investment adviser has no ability to control the operations of such entities. Therefore, a tax-exempt investor may be required to report a significant portion of its share of the Fund's taxable income as UBTI and the tax-exempt investor could incur a tax liability with respect to such income at tax rates as would be applicable if the tax-exempt investor were not otherwise exempt from taxation. The Fund will attempt to obtain sufficient information from the Investment Funds in which it invests to determine the Fund's share of UBTI, if any. However, there can be no assurance that the Fund will be able to obtain such information on a timely basis or that such information will be correct.

Under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will make the trust taxable on all of its income for that year (even from unrelated sources). For this reason an investment in the Fund may be unsuitable for such trusts.

The foregoing discussion is intended to apply primarily to qualified retirement plans; the UBTI of certain other exempt organizations may be computed in accordance with special rules. Prospective investors that are tax-exempt trusts should consult with their counsel and advisers as to the potential impact of the receipt of UBTI from the Fund.

Tax exempt investors that are retirement plans should also consider a number of additional factors in their evaluation of a potential investment in the Fund.

Tax Shelter Regulations

The IRS has recently issued final regulations (the "Regulations") that may require the Fund or Members to report their direct or indirect participation in certain "reportable transactions" by filing IRS Form 8886 ("Reportable Transaction Disclosure Statement").

A "reportable transaction" includes a transaction that results in a loss claimed under Section 165 of the Code by a taxpayer (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) in excess of the thresholds described below, unless the transaction has been exempted from reporting by the IRS. Disclosure is required if the Fund incurs losses of at least $2 million in any single taxable year or $4 million for the taxable year the transaction is entered into and the five succeeding taxable years. Members that are individuals, S corporations, or trusts similarly are required to disclose transactions if they individually incur losses which are equal to the same thresholds. Note, however, that the annual threshold applicable to losses from a "section 988 transaction" (relating to foreign currency transactions) allocable to a Member that is an individual or trust is reduced to $50,000. For Members that are C corporations the thresholds generally will be losses of at least $10 million in any single taxable year or $20 million for the taxable year the transaction is entered into and the five succeeding taxable years.

Published guidance from the IRS has exempted certain loss transactions from the reporting requirements. A transaction will be exempt if the assets underlying the transaction have a "qualifying basis," which includes, among others, an asset purchased for cash; provided however that each of the following remains subject to reporting requirements unless the loss generated in the transaction arises from mark to market treatment under the Code: (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain "stripped" instruments, (iii) the disposition of an interest in a pass-through entity (such as an Investment Fund), and (iv) a foreign currency transaction which generates an ordinary loss.

The Regulations describe several other categories of "reportable transactions" in addition to the transactions described above, including a transaction with a significant book-tax difference. This is applicable to the taxpayer which is a business entity with gross assets of $250 million or more or a reporting entity under the Exchange Act. Generally, a transaction with a significant book-tax difference is one where such a taxpayer's treatment for U.S. federal income tax purposes of one or more items from the transaction differs by more than $10 million on a gross basis from its treatment of the item(s) for book purposes in any taxable year. Note, however, that the IRS has published guidance exempting book-tax differences that occur solely because the taxpayer marks to market its positions for book purposes but not for tax purposes.

At this time the Fund cannot predict whether any of its investments will require it or any of the Members to file a Reportable Transaction Disclosure Statement. If the Fund later determines that one or more investments require Members to file a Reportable Transaction Disclosure Statement, the Fund will provide each Member with the information required to complete and file the form. In addition, if the Fund participates in a transaction that requires reporting to the IRS, the Fund is required to maintain certain information including a list of Members and a detailed description of the Fund, its activities and the expected U.S. federal income tax consequences to Members. This information must be available to the IRS for inspection upon its written request. The Fund does not anticipate registering with the IRS as a tax shelter.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Members, the Fund, and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required. Each prospective Member is urged to consult with his or her tax adviser with respect to any investment in the Fund.

                             ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to ERISA, or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the potential UBTI resulting from the investment as discussed in the "Taxes" section, and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Member of the Fund, solely as a result of the ERISA Plan investment in the Fund.

The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more investment advisers of Investment Funds in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code, and will be required to represent that the purchase of units in the Fund is not such a prohibited transaction. ERISA Plan fiduciaries also will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Units.

                              ELIGIBLE INVESTORS

Each investor will be required to certify that the Units purchased are being acquired directly or indirectly for the account of an "Eligible Investor." An "Eligible Investor" includes, among other investors, an individual who (i) has a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million, (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. In addition, Eligible Investors are required to certify that they are U.S. persons for Federal income tax purposes. Existing Members who purchase additional Units will be required to meet the Fund's eligibility criteria at the time of the additional purchase. Any transferee of Units must satisfy the Fund's eligibility criteria at the time of transfer. See "Transfers of Units."

                              INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose some or all of your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations. See "Taxes--Investment By Qualified Retirement Plans and Other Tax-Exempt Investors" and "ERISA Considerations." You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund's investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

                                PURCHASE OF UNITS

The Offering

Scudder Distributors, Inc., 222 South Riverside Plaza, Attn: Correspondence 27th Floor, Chicago, IL 60606-1048, is the distributor of the Units pursuant to an Underwriting Agreement between the Fund and the Distributor. The Distributor is offering the Units in a continuous offering at net asset value, plus any applicable sales charge. See "Net Asset Valuation." Initial and subsequent purchases are generally accepted monthly. Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors, as discussed below. The sales charge will be added to each prospective investor's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund. All purchases are subject to the receipt of cleared funds two business days prior to the acceptance date. Generally, the minimum required initial purchase by each investor is $50,000.

Both initial and additional purchases of Units in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend or discontinue the offering of Units at any time or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Units in the Fund.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash. Each initial or subsequent purchase of Units will be payable in one installment and will be due at least two business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

Units may be purchased only from the selected broker-dealers or through the Distributor. By purchasing Units of the Fund, each new Member will be bound by all of the terms of the Operating Agreement. The Fund has the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act.

Pending investment in the Fund, the proceeds of the continuous offering will be placed in an interest-bearing escrow account by PFPC, the Fund's escrow agent. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies.

Methods for Purchasing Units

To make an investment in the Fund, contact your broker-dealer, other financial intermediary, or the Distributor at 222 South Riverside Plaza, Attn:
Correspondence 27th Floor, Chicago, IL 60606-1048. Accounts may be opened only through the selected broker-dealers or through the Distributor. Customers of the Distributor or of broker-dealers that have entered into selling group agreements with the Distributor or its delegate may open an account and buy Units by mailing a completed application, including complete wiring information, to: DB Hedge Strategies Fund LLC, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Units are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $50,000. Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge, which will reduce your return.

Sales Charge Waivers

The Distributor may, at its discretion, waive sales charges and minimum investment requirements for the purchase of Units of the Fund by or on behalf of: (i) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor or the Adviser and any affiliates of the Distributor or the Adviser; (iii) Directors and retired Directors of the Fund (including spouses and children of Directors and retired Directors) and any affiliates thereof; (iv) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund; (v) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Fund for (1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, Members must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Notwithstanding any waiver, investors remain subject to the eligibility requirements set forth in this Prospectus.

                               GENERAL INFORMATION

Description of the Fund

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on October 23, 2001, and has limited operating history. The Fund's office is located at 25 DeForest Avenue, Summit, New Jersey 07901. The Fund's Prospectus and SAI are available upon request and without charge by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Attn: Correspondence 27th Floor, Chicago, IL 60606-1048. The telephone number of the Fund is 1-888-262-0695.

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of, all or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly. There are no current plans to liquidate the Fund.

          ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the Operating Agreement that is included as Appendix B to this Prospectus. An investor and his or her advisers should carefully review the Operating Agreement, as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

Units; Members

Persons who purchase Units will be Members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund. The Adviser and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for Units or have their Units repurchased by the Fund without notice to Members. Any purchase or repurchase of Fund Units by the Adviser or its affiliates will occur only on the Fund's terms and conditions as set forth in this Prospectus and the Fund's SAI.

The Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Prospectus.

Persons to whom Units are transferred in accordance with the Operating Agreement will be Members of the Fund, subject to such person meeting any transferability requirements. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement. By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

Liability of Members

Under Delaware law and the Operating Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Operating Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

Duty of Care

The Operating Agreement provides that the Board and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any

Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

Amendment of the Operating Agreement

The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Operating Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

     o    upon the affirmative vote to dissolve the Fund by: (i) the Board; or
          (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

     o if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period;

     o    as required by operation of law; or

     o    as set forth in the Operating Agreement.

Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations."

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

Reports to Members

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state income tax or information returns, along with any other tax information required by law. However, an investment adviser's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the time to file their tax returns, and could delay the preparation of the Fund's annual report. Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns. The Fund anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent monthly reports regarding the Fund's operations during each month. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Fiscal Year

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

Independent Registered Public Accounting Firm and Legal Counsel

The Board has selected PricewaterhouseCoopers LLP as the independent Registered Public Accounting Firm of the Fund. PricewaterhouseCoopers LLP's principal business address is located at 1177 Avenue of the Americas, New York, New York 10036.

The law firm of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Fund.

                            TABLE OF CONTENTS OF SAI

ADDITIONAL INVESTMENT POLICIES.......................................        3

FUNDAMENTAL POLICIES.................................................        3

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND
         OPERATIONS OF THE FUND AND RELATED RISKS....................        4

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
         INVESTMENT FUNDS AND RELATED RISKS..........................        6

DIRECTORS AND OFFICERS...............................................       13

LIQUIDITY REQUIREMENTS...............................................       19

CODE OF ETHICS.......................................................       19

PERFORMANCE INFORMATION..............................................       19

INVESTMENT MANAGEMENT AND OTHER SERVICES.............................       20

CONTROL PERSONS......................................................       22

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................       22

CUSTODIAN AND ADMINISTRATOR..........................................       22

DISTRIBUTOR..........................................................       23

EXPENSE LIMITATION AGREEMENT.........................................       23

CALCULATION OF FEES..................................................       24

LEGAL COUNSEL........................................................       24

PORTFOLIO TRANSACTIONS...............................................       24

PROXY VOTING POLICIES AND PROCEDURES.................................       24

PRIVACY STATEMENT....................................................       25

FINANCIAL STATEMENTS.................................................       25

APPENDIX A...........................................................      A-1

APPENDIX B...........................................................      B-1

                                                                 APPENDIX A
                                                                 ----------

                    DB Hedge Strategies Fund LLC (the "Fund")

                         Form of Investor Certification

1. In certifying that I am an "Eligible Investor," I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

         o A natural person who had an income in excess of $200,000 in each of the two most recent years (or joint income with my spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year;

         o A natural person who has a net worth (or joint net worth with my spouse) in excess of $1,000,000 (net worth for this purpose means total assets in excess of total liabilities);

         o An investor having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

         o     A director or executive officer of the Fund;

         o A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

         o An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership;
               (iii) a limited liability company; (iv) a Massachusetts or similar business trust; or (v) an organization described in
               Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

         o An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," "savings and loan association," "insurance company," or "small business investment company" (within the meaning of 17 C.F.R. ss. 230.501(a)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

         o A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         o An investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

         o An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

         o An insurance company as defined in Section 2(a)(13) of the Securities Act of 1933, as amended ("1933 Act");

         o A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

         o A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

         o An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act); or

         o An entity in which all of the equity owners are "accredited investors" (as defined in Regulation D under the 1933 Act).

2. In certifying that I am an "Eligible Investor," I hereby certify that I am a U.S. person for Federal income tax purposes.

                                                                   APPENDIX B
                                                                   ----------

                          DB HEDGE STRATEGIES FUND LLC
                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT

         THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT of DB Hedge Strategies Fund LLC (the "Fund") is made effective as of October 23, 2001 by and among the Organizational Member, the Investment Adviser, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                             W I T N E S S E T H :

         WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Act, pursuant to the Certificate dated as of October 23, 2001 and filed with the Secretary of State of the State of Delaware on October 23, 2001;

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of this Agreement:

         1.1 ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         1.2 AFFILIATE means affiliated person as such term is defined in the 1940 Act, as hereinafter defined.

         1.3 AGREEMENT means this Limited Liability Company Operating Agreement, as amended and/or restated from time to time.

         1.4   BOARD means the Board of Directors established pursuant to
Section 2.6 and each Director on the Board shall be deemed a "Manager" of the Fund within the meaning of the Delaware Act.

         1.5 CAPITAL ACCOUNT means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to
Section 5.3.

         1.6 CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

         1.7 CAPITAL PERCENTAGE means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

         1.8 CERTIFICATE means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

         1.9 CLASS means any class of limited liability company interests established by the Board from time to time.

         1.10  CLOSING means the closing of a subscription to purchase a Unit.

         1.11 CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

         1.12  CONFIDENTIAL INFORMATION shall have the meaning as set forth in
Section 8.12(a).

         1.13 DELAWARE ACT means the Delaware Limited Liability Company Act (6 DEL.C.ss.ss.18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

         1.14 DIRECTOR means each person who initially serves on the Board pursuant to Section 2.6 or who, from time to time, pursuant to this Agreement shall serve on the Board as indicated in the records of the Fund. Each Director shall be deemed a "Manager" of the Fund within the meaning of the Delaware Act.

         1.15 EXPENSE ALLOCATION DATE means the initial Closing, and thereafter each day, through and including the date which is twelve months after the initial Closing, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1.

         1.16  FISCAL PERIOD means the period commencing on the initial
Closing, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

               (1)   the last day of a Fiscal Year;

               (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

               (3) the day as of which the Fund repurchases all or a portion of the Units of any Member pursuant to this Agreement;

               (4) any day as of which there is any distribution to a Member pursuant to Section 5.8;

               (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages;

               (6)   the date as of which the Fund terminates; or

               (7)   any other date as established by the Board.

         1.17 FISCAL YEAR, for accounting purposes, means the period commencing on the initial Closing and ending on March 31 and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code. For tax purposes, the 12-month period ending December 31 of each year will be the Fund's taxable year.

         1.18 FORM N-2 means the Fund's Registration Statement on Form N-2 or any successive form filed with the Securities and Exchange Commission ("SEC"), as amended from time to time.

         1.19 FUND means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

         1.20 FUND PERCENTAGE means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

         1.21 INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

         1.22 INTEREST means the entire limited liability company interest (as defined in the Delaware Act) in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to this Agreement, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

         1.23 INVESTED CAPITAL means, with respect to any Member, the amount of such Member's aggregate Net Capital Contributions to the Fund, subject to any adjustments made and decreased by any withdrawals, repurchases, or distributions.

         1.24 INVESTMENT ADVISER means the person who at any particular time serves as the investment adviser to the Fund pursuant to a written agreement with the Fund.

         1.25 INVESTMENT FUNDS means unregistered investment funds and/or registered investment companies in which the Fund may invest.

         1.26 INVESTMENT MANAGEMENT AGREEMENT means a separate written agreement between the Fund and the Investment Adviser pursuant to which the Investment Adviser performs certain investment advisory and supervisory services to the Fund.

         1.27 MANAGEMENT FEE means the fee paid to the Investment Adviser out of the Fund's assets pursuant to an Investment Management Agreement, and debited against Members' Capital Accounts.

         1.28 MEMBER means any person who shall have been admitted to the Fund as a member or a substitute Member who is admitted to the Fund pursuant to this Agreement, in such person's capacity as a Member until the Fund repurchases the entire Interest of such person as a Member pursuant to Section
4.5 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a Member pursuant to Section 4.4 hereof. The Members shall constitute a single class or group of members.

         1.29 NET ASSET VALUE means the total value of all assets of the Fund as valued pursuant to Section 7.3, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units.

         1.30 NET CAPITAL CONTRIBUTION means the Member's Capital Contribution minus fees or expenses, if any.

         1.31 NET PROFIT OR NET LOSS means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period, such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to this Agreement.

         1.32 1940 ACT means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         1.33 1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         1.34 OFFERING PERIOD means the period beginning when the Fund commences the sale of Units.

         1.35 ORGANIZATIONAL EXPENSES means the expenses, including initial registration fees with the SEC, incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Units.

         1.36  ORGANIZATIONAL MEMBER means John T. Ferguson.

         1.37 PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

         1.38 PORTFOLIO MANAGERS means portfolio managers of the Investment Funds in which the Fund invests, among which the Fund deploys some or all of its assets.

         1.39  POSITIVE BASIS shall have the meaning as set forth in Section
5.7.

         1.40  POSITIVE BASIS MEMBER shall have the meaning as set forth in
Section 5.7.

         1.41  REPURCHASE VALUATION DATE shall have the meaning set forth in
Section 4.5.

         1.42 SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies, or commodities, and any options thereon.

         1.43 SECURITIES ACT means the Securities Act of 1933, as amended and any regulations promulgated thereunder.

         1.44 SERIES means any series of limited liability company interests established by the Board relating to a distinct portfolio and having separate rights and powers with respect to the assets of the Fund allocated to such Series.

         1.45 TAX MATTERS MEMBER means the Member designated as "tax matters member" of the Fund pursuant to Section 8.18 hereof.

         1.46 TRANSFER means the assignment, transfer, sale, or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

         1.47 UNIT means the interest of a Member in the Fund represented by an original Capital Contribution of $1,000 at the initial Closing of subscriptions for Interests in the Fund, and with a net asset value determined from time to time thereafter as provided in Section 7.3.

         1.48 VALUATION DATE means any date in which the Net Asset Value of the Fund is computed.

                                   ARTICLE II
                    ORGANIZATION; ADMISSION OF MEMBERS; BOARD

         2.1 FORMATION OF LIMITED LIABILITY COMPANY. The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

         2.2 NAME. The initial name of the Fund was DB Absolute Return Fund LLC pursuant to the Certificate dated as of October 23, 2001 and filed with the Secretary of State of the State of Delaware on October 23, 2001. The name of the Fund, as changed by an amendment to the Certificate dated January 11, 2002 and filed with the Secretary of State of the State of Delaware on January 11, 2002, shall be DB Hedge Strategies Fund LLC or such other name as the Board hereafter may adopt upon: (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act; and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

         2.3 PRINCIPAL AND REGISTERED OFFICE. The Fund shall have its principal office at the principal office of the Investment Adviser, or at such other place designated from time to time by the Board.

         The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and shall have the Corporation Trust Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

         2.4 DURATION. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue perpetually unless and until the Fund is dissolved pursuant to Section
6.1 hereof.

         2.5 BUSINESS OF THE FUND. The business of the Fund is, without limitation, to purchase, sell, invest, and trade in Securities, both directly and through the purchase of limited partnership and other interests in the Investment Funds and to engage in any financial or derivative transactions relating thereto or otherwise and to engage in such other activities and to exercise such rights and powers as permitted by limited liability companies under the Delaware Act. On behalf of the Fund, the officers of the Fund may execute, deliver, and perform all contracts, agreements, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund's business and any amendments to any such contracts, agreements, and other undertakings, all without any further act, vote, or approval of any other person, notwithstanding any other provision of this Agreement.

         2.6  THE BOARD.

         (a) The Organizational Member shall serve as the sole Director on the initial Board as of October 23, 2001, until the proper designation of those persons first listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board, which agreement to be bound shall be effective as of the date of their acceptance of their appointment as Director. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by a written instrument signed by, or by resolution approved at a duly constituted meeting by vote of, a majority of the Board, provided however that the number of Directors shall at all times be at least one and no more than ten as determined, from time to time, by the Directors pursuant to this Agreement.

         (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, provided such appointment is in accordance with the 1940 Act. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so when required by the 1940 Act.

         (c) In the event that no Director remains to continue the business of the Fund, the Investment Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors to the Board. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

         2.7  MEMBERS.

         (a) The Board may admit one or more Members at such times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member execute an appropriate signature page of this Agreement, application, subscription agreement, or without such execution, if such Member orally, in writing, or by other action, including, but not limited to payment for Units, complies with the conditions for becoming a Member and pursuant to which such Member agrees to be bound by all the terms and provisions hereof. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Such record of Members shall also set forth the number of Units that each Member holds. The Organizational Member hereby is admitted as a Member on the date hereof.

         (b) If a Member is admitted to the Fund prior to the initial Closing, the Invested Capital of such Member shall be adjusted by any Net Profit or Net Loss allocable to such Member for the period through the initial Closing.

         2.8 BOTH DIRECTORS AND MEMBERS. A Member may at the same time be a Director, a Member, or an Investment Adviser, and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act and the 1940 Act. A Director need not be a Member.

         2.9 ORGANIZATIONAL MEMBER. John T. Ferguson shall be the Organizational Member of the Fund.

         2.10 LIMITED LIABILITY. To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund's debts, obligations, or liabilities in any amount in excess of the Capital Account balance of such Member. To the fullest extent permitted under applicable law, the Investment Adviser and Directors shall not be liable for the Fund's debts, obligations, and liabilities.

         2.11 SERIES. The Fund may create one or more Series and/or classes from time to time. With respect to any Series established by the Fund, the following provisions shall apply:

         (a) separate and distinct records shall be maintained for each Series, and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Fund or any other Series;

         (b) the debts, liabilities, and obligations incurred, contracted for, or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Fund generally or any other Series;

         (c) the Board, in its sole and absolute discretion, shall have authority to restrict allocations or transfers of Member Capital Contributions to or from any Series; and

         (d) notwithstanding Section 18-215 of the Delaware Act, the failure of a Series to have any Member associated with it shall not be the basis for the dissolution of the Series and the winding up of its affairs unless in accordance with the provisions of Article VI.

                                   ARTICLE III
                                   MANAGEMENT

         3.1  MANAGEMENT AND CONTROL.

         (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of "managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein: (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Investment Adviser shall continue to serve as the adviser to the Fund. The Directors may make Capital Contributions and own Units in the Fund.

         (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction, or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

         (c) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business, except to the extent specifically provided herein, and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

         (d) The Board may delegate to any person, including officers of the Fund, any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

         3.2  ACTIONS BY THE BOARD.

         (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person, which may include any means of communication that allows all Directors participating to hear each other simultaneously during the meeting, as permitted by the SEC and/or the 1940 Act, or, if in person attendance is not required by the 1940 Act, in person or by telephone); or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

         (b) The Board may designate from time to time a Chairperson who shall preside at all meetings. Meetings of the Board may be called by the Chairperson or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

         (c) The Board may designate from time to time agents and employees of the Fund, including without limitation employees of the Investment Adviser, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

         3.3  MEETINGS OF MEMBERS.

         (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act: (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors; and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

         (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Fund Percentage as of the record date for such meeting. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

         (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         3.4 CUSTODY OF ASSETS OF THE FUND. The physical possession of all funds, Securities, or other property of the Fund shall at all times, be held, controlled, and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

         3.5  OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

         (a) The Directors shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b) Any Member, Director, or Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

         3.6  DUTY OF CARE.

         (a) A Director shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Director's services under this Agreement, unless it shall be determined by final judicial decision in a court of competent jurisdiction on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director's office or as otherwise required by law.

         (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member, or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

         3.7  INDEMNIFICATION.

         (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), the Investment Adviser and Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Adviser and the Tax Matters Member) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Investment Adviser or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Investment Adviser, or the Tax Matters Member, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this
Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

         (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; provided, however, that: (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking; or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

         (c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if: (i) approved as in the best interests of the Fund by vote of a majority of the Directors (excluding any Director who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office; or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

         (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

         (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 as to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

         3.8  FEES, EXPENSES, AND REIMBURSEMENT.

         (a) So long as the Investment Adviser (or its affiliates) provides management services to the Fund, it shall be entitled to receive fees for such services as may be agreed to by the Investment Adviser and the Fund pursuant to an Investment Management Agreement, provided however, the Board has approved such agreement and fees. The Management Fee will be computed based on the Capital Account of each Member as of the end of business on the last business day of each month, after adjustment for any subscriptions effective on such date and before giving effect to any repurchase of Units effective as of such date. The Investment Adviser may waive or reduce the Management Fee calculated with respect to, and deducted from, the Capital Account of any Member and may pay all or part of the Management Fee to third parties for services rendered in connection with the placement of Units.

         (b) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

         (c) The Fund shall bear all of its own operating expenses incurred in the business of the Fund other than those specifically required to be borne by the Investment Adviser or another party pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

                  (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

                  (2) all costs and expenses associated with the organization, operation, and registration of the Fund, offering costs, and the costs of compliance with any applicable Federal or state laws;

                  (3) the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted, or are required to be held by this Agreement, the 1940 Act, or other applicable law;

                  (4) fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;

                  (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Investment Adviser, or the Directors;

                  (6)      any fees payable to the Investment Adviser;

                  (7) all costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of the Fund, or with the conversion of the Fund to a master-feeder structure as contemplated by Section 8.10 hereof;

                  (8) all costs and expenses of preparing, printing, and distributing reports and other communications to Members;

                  (9) the fees of custodians, transfer agents, and other persons providing administrative services to the Fund;

                  (10) all expenses in computing the net asset value of the Fund and the Units, including any equipment or services obtained for such purposes;

                  (11) administrative and member service fees incurred by the Fund will be allocated among its various classes based on the net asset value of the Fund attributable to each such class; and

                  (12) such other types of expenses as may be approved from time to time by the Board.

                  The Investment Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

         (d) Subject to procuring any required regulatory approvals, the Fund from time to time, alone or in conjunction with other accounts for which the Investment Adviser, or any Affiliate of the Investment Adviser, acts as general partner, managing member, or investment adviser, may purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

                                   ARTICLE IV
           TERMINATION OF STATUS OF INVESTMENT ADVISER AND DIRECTORS;
                     TRANSFERS, REPURCHASES, AND REDEMPTIONS

         4.1 TERMINATION OF STATUS OF THE INVESTMENT ADVISER. The status of the Investment Adviser shall terminate if the Investment Management Agreement with the Investment Adviser terminates and the Fund does not enter into a new Investment Management Agreement with the Investment Adviser, effective as of the date of such termination.

         4.2 TERMINATION OF STATUS OF A DIRECTOR. The status of a Director shall terminate if the Director: (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law, or make an assignment for the benefit of creditors; or (vii) shall have a receiver appointed to administer the property or affairs of such Director.

         4.3  REMOVAL OF THE DIRECTORS. Any Director may be removed by: (i)
the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal or vote; or (ii) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

         4.4  TRANSFER OF UNITS OF MEMBERS.

         (a) Units held by a Member may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld for any reason in its sole and absolute discretion). If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Units. If the Board does not consent to a transfer by operation of law, the Fund shall redeem the Unit from the Member's successor. Any transfer must comply with the Securities Act. The Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g,. certain gifts and contributions to family entities); or (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, and children). The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board, which may be withheld in its sole and absolute discretion. Each transferring Member and transferee agree to pay all expenses, including, but not limited, to attorneys' and accountants' fees, incurred by the Fund in connection with any transfer.

         (b) By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, or each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of this Section 4.4 or any misrepresentation made by that Member in connection with any such transfer.

         (c) Each transferring Member shall indemnify and hold harmless the Fund, the Board, the Investment Adviser, or each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from:
(i) any transfer made by such Member in violation of this Section 4.4; and (ii) any misrepresentation by such Member in connection with any such transfer.

         4.5  REPURCHASE OF UNITS.

         (a) General. Except as otherwise provided in this Agreement, no Member or other person holding Units or portion thereof shall have the right to require the Fund to redeem its Units. The Board of the Fund, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Investment Adviser, on such terms and conditions as set forth in this Agreement. However, the Fund shall not offer to repurchase Units on more than four occasions during any one Fiscal Year unless it has been advised by counsel to the Fund to the effect that more frequent offers would not cause any adverse tax consequences to the Fund or its Members. In accordance with the terms and conditions as are set forth in this Agreement, in determining whether to cause the Fund to repurchase Units pursuant to written requests by Members, the Board shall consider, among other things, the recommendation of the Investment Adviser and shall also consider the following factors, among others, in making such determination:

                  (1) whether any Members have requested that the Fund
                      repurchase their Units;

                  (2) the liquidity of the Fund's assets;

                  (3) the investment plans and working capital requirements of the Fund;

                  (4) the relative economies of scale with respect to the size of the Fund;

                  (5) the history of the Fund in repurchasing Units;

                  (6) the economic condition of the securities markets; or

                  (7) the anticipated tax consequences of any proposed
                      repurchases of Units.

         (b) Discretionary Repurchases. The Board shall cause the Fund to repurchase Units on terms fair to the Fund and to all Members or one or more classes of Members (including persons holding Units acquired from Members), as applicable, in the following manner:

                  (1) The Board will provide written notice to Members when it has determined, in its sole and absolute discretion, that the Fund will repurchase Units. Such notice will describe the terms of the repurchase offer, including:

                           (i) the commencement date of the repurchase offer;

                          (ii) the date on which repurchase requests must
                               be received by the Fund (the "Repurchase
                               Request Deadline"); and

                         (iii) other information that Members should
                               consider in deciding whether and how to
                               participate in such repurchase opportunity.

                  (2) Members must submit, in writing, requests for repurchase to the Fund or its designated agent. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its sole and absolute discretion. The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

                  (3) Payment for Units accepted by the Fund for repurchase will be made in whole or in part in cash or Securities of equivalent value. The amount due to any Member whose Units are repurchased will be equal to the value of the Member's Capital Account or portion thereof based on the net asset value of the Fund's assets as of the effective date of repurchase (the "Repurchase Valuation Date"), after giving effect to all allocations to be made to the Member's Capital Account as of such date. The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline. Payment amounts shall ordinarily be calculated within 10 business days after the Repurchase Valuation Date in accordance with the Fund's valuation procedures as adopted by the Fund's Board.

                  (4) Payment for Units accepted by the Fund for repurchase will generally be made within 30 days of the Repurchase Valuation Date.

                  (5) The Fund may suspend or postpone any repurchase offer, by vote of a majority of the Board, including a majority of the Independent Directors, including but not limited to:

                           (i) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's nets assets;

                           (ii) for any other periods that the SEC permits by order for the protection of Members; or

                           (iii) under such other unusual circumstances as the Board deems advisable for the benefit of the Fund and its Members.

                  (6) The Board, in its sole and absolute discretion, shall determine the amount of Units to be repurchased, if any. If a greater number of Units is submitted for repurchase by Members as of the Repurchase Request Deadline than the repurchase offer amount, as determined by the Board in its sole and absolute discretion, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Members submit for repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units submitted for repurchase on a pro rata basis, disregarding fractions, according to the number of Units submitted for repurchase by each Member as of the Repurchase Request Deadline; provided, however, that this provision shall not prohibit the Fund from:

                           (i) accepting all Units submitted for repurchase by Members who own, beneficially or of record, an aggregate of not more than a specified percentage of such Units and who submit for repurchase all their Units, before prorating Units submitted for repurchase by other Members; or

                           (ii) accepting by lot Units submitted for repurchase by Members who offer all Units held by them or who, when submitting for repurchase their Units, elect to have either all or none or at least a minimum amount or none accepted, if the Fund first accepts all Units submitted for repurchase by Members who do not so elect.

                  (7) The Board may, in its sole and absolute discretion, elect to impose charges on Members or other persons who submit their Units for repurchase. The Board may also, in its sole and absolute discretion, allocate to tendering Members withdrawal or similar charges imposed by Investment Funds if the Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units and such charges were imposed on the Fund.

                  (8) A Member who submits for repurchase only a portion of such Member's Units shall be required to maintain a Capital Account balance at least equal to $50,000.

                  (9) The Investment Adviser may submit for repurchase its Unit(s) as a Member under Section 4.5 hereof.

         (c) Mandatory Redemptions. The Board may cause the Fund to redeem Units of a Member or any person acquiring Units thereof from or through a Member in the event that the Board determines or has reason to believe that, among other things:

                  (1) such Units have been transferred or such Units have vested in any person by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member;

                  (2) ownership of such Unit by a Member or other person will cause the Fund to be in violation of, or require registration of any Units, or subject the Fund or the Investment Adviser to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

                  (3) continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Investment Adviser, or may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

                  (4) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

                  (5) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

                  (6) it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to redeem such a Unit.

                                    ARTICLE V
                                     CAPITAL

         5.1  CONTRIBUTIONS TO CAPITAL.

         (a) The minimum Capital Contribution of each Member to the capital of the Fund shall be such amount as the Board in its sole and absolute discretion may determine from time to time. The amount of the initial Capital Contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members. The Investment Adviser may make voluntary contributions to the capital of the Fund as a Member.

         (b)  If permitted by the Board, a Member and the Investment
Adviser, as a Member, may make additional Capital Contributions of the Fund, effective as of such times as the Board in its discretion may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. No Member shall be obligated to make any additional Capital Contribution except to the extent provided in this Agreement.

         (c) Except as otherwise permitted by the Board, initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash.

         (d) The minimum initial and additional Capital Contributions may be increased or reduced by the Board.

         (e) The Fund shall issue additional Units to Members making additional Capital Contributions. The number of Units shall be determined by dividing the amount of the additional Capital Contribution by the net asset value per Unit as of the date the contribution is accepted.

         5.2  RIGHTS OF MEMBERS TO CAPITAL.

         No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except as otherwise specifically provided herein. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

         5.3  CAPITAL ACCOUNTS.

         (a) The Fund shall maintain a separate Capital Account for each Member.

         (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's Net Capital Contribution.

         (c) Each Member's Capital Account shall be increased by the sum of: (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1; plus (ii) any amount credited to such Member's Capital Account pursuant to this Article V.

         (d) Each Member's Capital Account shall be reduced by the sum of: (i) the amount of any repurchase of the Units, or portion thereof, of such Member or distributions to such Member pursuant to this Agreement; plus (ii) any amounts debited against such Member's Capital Account pursuant to this Article V.

         (e) If all or a portion of the Units of a Member is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Units.

         (f) Increases or reductions pursuant to paragraphs (c) and (d) may be made through adjustments to the number of Units of each Member.

         5.4  ALLOCATION OF NET PROFIT AND LOSS.

         As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

         5.5  ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

         (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

         (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

         5.6  RESERVES.

         (a) Appropriate reserves may be created, accrued, and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Investment Adviser or the Board, such reserves to be in the amounts which the Board in its sole and absolute discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole and absolute discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Members' Capital Accounts. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased, or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board in its sole and absolute discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased, or decreased in proportion to their Capital Accounts at that time.

         (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions, or repurchases of Units or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

         (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that: (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         5.7 TAX ALLOCATIONS. For each Fiscal Year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i), and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

         If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board, in its sole and absolute discretion, may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated; and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts credited to such Members' Capital Accounts pursuant to this Agreement.

         As used herein: (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code); and (ii) the term "Positive
Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

         5.8  DISTRIBUTIONS.

         (a) The Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentage.

         (b) The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board, the amount of such excess.

         (c) The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs, and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

         (d) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

         (e) The amount and times of any distributions will be determined in the sole and absolute discretion of the Board.

         5.9 ALLOCATION OF ORGANIZATIONAL, OFFERING, AND CERTAIN OTHER EXPENSES. Organizational Expenses and any other expenses in connection with offering Units of the Fund and/or any expenses related to or in connection with any transfer of Units and/or repurchasing Units pursuant to Section 4.5, shall generally be treated as expenses of the Fund included in the computation of Net Profit and/or Net Loss (except to the extent that the Investment Adviser or another party determines in its discretion that it will assume, reimburse, and/or waive such expense). The Board may alternatively choose to amortize such expenses over a period of time to be determined by the Board. The Board may also allocate organizational and offering expenses (on an Expense Allocation Date or on such other date chosen by the Board) among the Members in a manner that allocates such expenses to Members purchasing Units in one or more offerings of Units. The Board may also allocate expenses of any transfer of Units to either the transferor and/or transferee and expenses of any repurchase of Units may be allocated to the Members whose Units are repurchased.

                                   ARTICLE VI
                           DISSOLUTION AND LIQUIDATION

         6.1  DISSOLUTION.

         (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

             (1) upon the affirmative vote to dissolve the Fund by: (i) the Board; or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

             (2) upon the failure of Members to elect a successor Board member at a meeting called by the Investment Adviser in accordance with this Agreement when no Board member remains to continue the business of the Fund;

             (3) if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period; or

             (4)  as required by operation of law.

             Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board and Members may elect to continue the business of the Fund as provided herein, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 6.2 hereof and the Certificate has been canceled.

         6.2  LIQUIDATION OF ASSETS.

         (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall, subject to the Delaware Act, be distributed in the following manner:

             (1) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

             (2) such debts, liabilities, or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

             (3) the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

         (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made: (i) the assets distributed in kind shall be valued pursuant to
Section 7.3 as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above; and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VII
                  ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

         7.1  ACCOUNTING AND REPORTS.

         (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

         (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal, state, or local law.

         (c) Except as otherwise required by the 1940 Act or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2  DETERMINATIONS BY THE BOARD.

         (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Investment Adviser pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss, or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

         7.3  VALUATION OF ASSETS.

         (a) Valuation of Securities and other assets shall be made by the Board in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

         (b) The net asset value of each Unit as of any date shall equal the Net Asset Value of the Fund, determined as provided in Section 7.3(a), divided by the number of outstanding Units on such date.

         (c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole and the Units determined pursuant to this Section
7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         8.1  AMENDMENT OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT.

         (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of: (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act); or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

         (b) Any amendment that would:

             (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

             (2) reduce the Capital Account of a Member other than in accordance with Article V; or

             (3) modify the events causing the dissolution of the Fund may be made only if: (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof; or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to offer his or her entire Interest for repurchase by the Fund.

         (c) The power of the Board to amend this Agreement at any time without the consent of the Members may include, but is not limited to:

             (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance with this Agreement to incorporate such amendments in a single, integrated document;

             (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

             (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership that is not treated as a corporation under
                  Section 7704(a) of the Code.

         (d) The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause
(i) of Section 8.1(a) hereof) to each Member, which notice shall set forth:
(i) the text of the proposed amendment; or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2  SPECIAL POWER OF ATTORNEY.

         (a) Each Member hereby irrevocably makes, constitutes, and appoints each Director, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place, and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

             (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

             (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

             (3) all other such instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

         (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Director, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

             (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board, or any liquidator shall have had notice thereof; and

             (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge, and file any instrument necessary to effect such substitution.

         8.3 NOTICES. Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, or, if to the Fund, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier, telegraphic, electronic, or other means of written communication. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

              If any notice addressed to a Member at the address of that Member appearing on the books and records of the Fund is returned to the Fund marked to indicate that such notice is unable to be delivered to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if such future notices or reports shall be kept available to the Member, upon written demand of the Member, at the principal executive office of the Fund for a period of one year from the date of the giving of the notice.

         8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         8.5 APPLICABILITY OF 1940 ACT AND FORM N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2 subject to any exemptive relief obtained thereunder relating to the Fund.

         8.6  CHOICE OF LAW; ARBITRATION.

         (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.

         (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of this or any other agreement, whether entered into prior to, on, or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

             (1)  Arbitration is final and binding on the parties;

             (2) The parties are waiving their rights to seek remedies in court, including the right to jury trial;

             (3) Pre-arbitration discovery is generally more limited than and different from court proceedings;

             (4) The arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

             (5) A panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

         (c) All controversies that may arise among Members and one or more Members and the Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the NASD Regulation, Inc. (the "NASDR"), as the Member or entity instituting the arbitration may elect. If the NYSE or NASDR does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon the Member.

         (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a

Member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

         8.7 NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, present, and future Members (including the Investment Adviser), Directors, and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         8.8 CONSENTS. Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

         8.9  MERGER AND CONSOLIDATION.

         (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

         (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement; (ii) effect the adoption of a new limited liability company operating agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation; or (iii) provide that the limited liability company operating agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company operating agreement of the surviving or resulting limited liability company.

         8.10 MASTER-FEEDER STRUCTURE. The Fund may, at the discretion of the Board, as may be permitted by the 1940 Act, and upon the resolution of a majority of the then Directors, convert to a master-feeder structure, in which the feeder fund invests all of its assets into a master fund, rather than making investments in securities directly. Existing Series of the Fund may either become feeders into a master fund, or themselves become master funds into which other funds may be feeders.

         8.11 PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm, or corporation may require in the context thereof.

         8.12  CONFIDENTIALITY.

         (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board (the "Confidential Information").

         (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name or address (whether business, residence, or mailing) of any Member or any other Confidential Information without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

         (c) Each Member recognizes that in the event that this Section 8.12 is breached by any Member or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, trustees, officers, directors, employees, or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

         (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information that the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential.

         8.13 CERTIFICATION OF NON-FOREIGN STATUS. Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

         8.14 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         8.15 ENTIRE AGREEMENT. This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         8.16 DISCRETION. To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision: (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members; or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

         8.17 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

         8.18 TAX MATTERS MEMBER. The Investment Adviser will be the "tax matters member" under the Code for the Fund or such other Member as may be designated by the Board.

         THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.12.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                         By: ______________________________  Date: ___________
                         John T. Ferguson, Jr., as
                         Organizational Member



                         DB Investment Managers, Inc.




                         By: ______________________________  Date: ___________
                         Marielena Glassman
                         Managing Director



                               ADDITIONAL MEMBERS:

         Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

                                   SCHEDULE I
                                   ----------

         The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

Nolan T. Altman                                 Signed: ______________________
c/o DB Absolute Return Strategies
25 DeForest Avenue                              Date:  _______________________
Summit NJ  07046



Louis S. Citron                                 Signed: ______________________
c/o DB Absolute Return Strategies
25 DeForest Avenue                              Date:  _______________________
Summit NJ  07046



Martin J. Gruber                                Signed: ______________________
c/o DB Absolute Return Strategies
25 DeForest Avenue                              Date:  _______________________
Summit NJ  07046



Raymond C. Nolte                                Signed: ______________________
c/o DB Absolute Return Strategies
25 DeForest Avenue                              Date:  _______________________
Summit NJ  07046



Edward T. Tokar                                 Signed: ______________________
c/o DB Absolute Return Strategies
25 DeForest Avenue                              Date:  _______________________
Summit NJ  07046

                          DB Hedge Strategies Fund LLC

                                25 DeForest Ave.

                            Summit, New Jersey 07901

                               A Management Type,

                           Non-Diversified, Closed-End

                               Investment Company

                             --------------------


                   UNITS OF LIMITED LIABILITY COMPANY INTEREST


                             --------------------

                                   PROSPECTUS

                             --------------------


UNTIL 90 CALENDAR DAYS AFTER THE COMMENCEMENT OF THE OFFERING, ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF THE SELECTED BROKER-DEALERS TO DELIVER A PROSPECTUS IN CONNECTION WITH EACH SALE MADE PURSUANT TO THIS OFFERING.

ADVISER                                           INDEPENDENT REGISTERED PUBLIC
                                                  ACCOUNTING FIRM

DB Investment Managers, Inc.                      PricewaterhouseCoopers LLP

DISTRIBUTOR                                       CUSTODIAN

Scudder Distributors, Inc.                        PFPC Trust Company

ADMINISTRATOR                                     LEGAL COUNSEL

DB Investment Managers, Inc.                      Sidley Austin Brown & Wood LLP

TRANSFER AGENT AND SUB-
ADMINISTRATOR

PFPC Inc.